February 23, 1996

VIA EDGAR TRANSMISSION
----------------------


Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C., 20549



     Re:  Portico Funds, Inc.
          (1933 Act Registration No. 33-18255)
          (1940 Act Registration No. 811-5380)



Ladies and Gentlemen:

     On behalf of Portico Funds, Inc. (the "Company") and pursuant to Rule 497(c) of the Securities Act of 1933, filed herewith are the prospectus and statement of additional information dated February 15, 1996 for the MicroCap Fund.

     If you have any questions or comments regarding this filing, do not hesitate to contact me at (215) 988-1152.



     Very truly yours,

     /s/ Kenneth L. Greenberg, Esq.






                                 PORTICO FUNDS, INC.
                          (Retail and Institutional Series)
                                    MicroCap Fund
                                      Form N-1A
                                Cross Reference Sheet


Part A

Item                                                  Prospectus
No.                                                   Heading
---                                                   -------


1.  Cover Page. . . . . . . . . . . . . . . . .       Cover Page

2.  Synopsis. . . . . . . . . . . . . . . . . .       Expense Summary


3.  Condensed Financial Information . . . . . .       Financial
                                                      Highlights; Performance
                                                      Calculations

4.  General Description of Registrant . . . . .       Cover Page;
                                                      Investment Objectives and
                                                      Policies; Other
                                                      Investment Information;
                                                      Description of Shares;
                                                      Investment Limitations
5.  Management of the Fund. . . . . . . . . . .       Management of the
                                                      Funds

5A. Management's Discussion of Fund Performance       Inapplicable

6.  Capital Stock and Other Securities. . . . .       Dividends and
                                                      Distributions; Management
                                                      of the Funds; Taxes;
                                                      Description of Shares

7.  Purchase of Securities Being Offered. . . .       Purchase of
                                                      Shares;
                                                      Shareholder Services;Net
                                                      Asset Value and Days of
                                                      Operation




8.  Redemption or Repurchase. . . . . . . . . .       Redemption of
                                                      Shares; Shareholder
                                                      Services;Net Asset Value
                                                      and Days of Operation


9.  Pending Legal Proceedings . . . . . . . . .       Not Applicable





                                  PORTICO FUNDS(R)
                                    MICROCAP FUND

This Prospectus describes the MicroCap Fund, one of the sixteen mutual funds in the Portico family of funds. The MicroCap Fund seeks capital appreciation through investment in securities of small companies (companies with market capitalizations of $250 million or less at the time of purchase). Portico Funds offer a variety of portfolios with different investment objectives designed to meet the needs of individual and institutional investors, including money market, bond, balanced, and domestic and international equity funds, which are described in separate prospectuses.

Firstar Investment Research & Management Company ("FIRMCO" or the "Adviser") serves as investment adviser to the Fund, and the Fund is sponsored by B. C. Ziegler and Company (the "Distributor"). Shareholder Organizations may perform shareholder servicing and assistance in connection with the distribution of the Fund's Retail Shares and receive fees from the Fund for their services. (See "Management of the Fund").

This Prospectus sets forth concisely the information about the MicroCap Fund that a prospective investor should consider before investing. You should read this Prospectus and retain it for future reference. Additional information about the Fund, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission ("SEC") and is available upon request without charge by writing Portico Investor Services at 615 E. Michigan Street, P.O. Box 3011, Milwaukee, Wisconsin 53201-3011, or by calling 1-800-982-8909 or 414-287-3710 (Milwaukee area). The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference in its entirety into the Prospectus.

THE FUND IS CLOSED TO NEW INVESTORS AND TO ADDITIONAL SHARE PURCHASES EXCEPT FOR REINVESTMENT OF DIVIDENDS FROM THE FUND.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES OF THE FUND ARE NOT BANK DEPOSITS, AND ARE NEITHER ENDORSED BY, INSURED BY, GUARANTEED BY, OBLIGATIONS OF, NOR OTHERWISE SUPPORTED BY THE FDIC, THE FEDERAL RESERVE BOARD, FIRSTAR INVESTMENT RESEARCH & MANAGEMENT COMPANY, FIRSTAR TRUST COMPANY, FIRSTAR CORPORATION, ITS AFFILIATES OR ANY OTHER BANK, OR OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE PORTICO FUNDS INVOLVES INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL.


                                  FEBRUARY 15, 1996

                                  TABLE OF CONTENTS
                                                            Page
                                                            ----
Expense Summary...........................................     2
Financial Highlights......................................     3
Investment Objective and Policies.........................     6
Other Investment Information..............................     8
Purchase of Shares........................................    14
   .......................................................
   .......................................................
Redemption of Shares......................................    21
   .......................................................
   .......................................................
Exchange of Shares........................................    25
Shareholder Services (Retail Shareholders Only)...........    27
   .......................................................
   .......................................................
   .......................................................
   .......................................................
Dividends and Distributions...............................    28
Management of the Fund....................................    28
Expenses..................................................    31
Investment Limitations....................................    31
Taxes.....................................................    32
Description of Shares.....................................    34
Net Asset Value and Days of Operation.....................    35
Performance Calculations..................................    36



EXPENSE SUMMARY

Below is a summary of the shareholder transaction expenses and the annual operating expenses expected to be incurred by Retail and Institutional Shares of the MicroCap Fund during its first twelve months of operations. An example based on the summary is also shown.

                                                        Retail  Institutional
                                                        Shares      Shares
                                                        ------      ------

SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Load Imposed on Purchases....              4.00%       None
Maximum Sales Load Imposed on Reinvested
Dividends.................                               None        None

Deferred Sales Load.......                               None        None

Redemption Fees...........                              None<F1>   None<F1>

Exchange Fees.............                               None        None

ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)

Advisory Fees After Fee Waivers<F2>....                 1.30%       1.30%

12b-1 Fees..........................                       0%<F3>      0%

All Other Expenses After Fee Waivers
  Shareholder Servicing Fees........        0.25%<F3>                   0%
  Other Expenses After Fee Waivers<F4>.     0.45%         0.70%      0.45%
                                           --------       -----      -----


Total Fund Operating Expenses After Fee
Waivers<F5>................                               2.00%      1.75%
                                                          =====      -----





<F1> A fee of $10.00 is charged for each wire redemption.  See "Redemption of
     Shares."

<F2> The Adviser has voluntarily agreed to waive a portion of its fees during the first twelve months of operations. Absent such waivers, advisory fees would be 1.50%, which is higher than the advisory fee payable by most other investment companies. See ""Management of the Fund" in this Prospectus for a more complete discussion.


<F3> The total of all 12b-1 fees and Shareholder Servicing Fees paid by Retail
  Shares of the Fund may not exceed, in the aggregate, the annual rate of 0.25% of the Fund's average daily net assets. The Fund does not expect to pay any 12b-1 fees for the current year. If 12b-1 fees are paid in the future, long-term shareholders may pay more than the economic equivalent of the maximum front end sales charge permitted by the National Association of Securities Dealers.


<F4> The Co-Administrators anticipate voluntarily waiving 0.07% of their fees to the Fund during the first twelve months of operations. Without the fee waiver, "Other Expenses After Fee Waivers" would be 0.52% for both Retail and Institutional Shares.

<F5> Absent fee waivers, total operating expenses would be 2.27% and 2.02% for
  Retail and Institutional Shares, respectively.


Example:  You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return; and (2) redemption of your investment at the end of the following periods:

                               1 Year      3 Years
                               ------      -------

   Retail                        $59         $100
   Shares
   Institutional Shares          $18         $55


The foregoing tables are intended to assist investors in understanding the expenses that shareholders bear either directly or indirectly. In addition, Shareholder Organizations or Institutions (as defined below) may charge fees for providing services in connection with their clients' investments in the Fund's shares.

The example shown above should not be considered a representation of future investment return or operating expenses. Actual investment return and operating expenses may be more or less than those shown. The MicroCap Fund is new and the above figures are based on estimates of expenses expected during its first twelve months of operations.


Information regarding the Fund's actual performance will appear in its annual report to shareholders. The annual report for its first fiscal year ending June 30, 1996, which may be obtained without charge by calling Portico Investor Services at 1-800-982-8909, will be available within 60 days after the end of the fiscal year. Each shareholder of record at the close of the fiscal year will be sent the annual report.



                               UNDERSTANDING EXPENSES

     OPERATING A MUTUAL FUND INVOLVES A VARIETY OF EXPENSES FOR PORTFOLIO MANAGEMENT, SHAREHOLDER STATEMENTS AND REPORTS, AND OTHER SERVICES.
     THESE COSTS ARE PAID FROM THE FUND'S ASSETS AND THEIR EFFECT, EXCEPT FOR FEES CHARGED DIRECTLY BY A SHAREHOLDER ORGANIZATION OR INSTITUTION TO ITS CUSTOMERS, ARE FACTORED INTO ANY QUOTED SHARE PRICE OR RETURN.


FINANCIAL HIGHLIGHTS

The unaudited financial highlights for the period ended December 31, 1995 have been derived from financial records of the Fund without examination by the Fund's independent accountants, who do not express an opinion thereon. The table below should be read in conjunction with the financial statements and related notes also incorporated by reference in the Statement of Additional Information. You may obtain the Statement of Additional Information and the semi-annual report to shareholders, which contain additional performance information, free of charge by calling Portico Investor Services or writing to Portico Investor Services at the address listed on the back cover of this Prospectus.


                                    Income from Investment Operations
                                    ---------------------------------


                                                       Net Realized
                             Net Asset                      and
                               Value,         Net       Unrealized   Total From
                             Beginning Investment Gains on Investment of Period Income Securities Operations
                             ---------      ------      ----------   ----------

Aug. 1, 1995<F6> through
  Dec. 31, 1995 - Inst.        $10.00        $0.48         $1.46        $1.94

Aug, 1, 1995<F6> through
  Dec. 31, 1995 - Retail        10.00         0.48          1.45         1.93


                                           Less Distributions
                                           ------------------
                                                                          Net
                             Dividends                                   Asset
                              from Net    Distributions                 Value,
                             Investment   from Capital       Total      End of
                               Income         Gains      Distributions  Period
                               ------         -----      -------------  ------

Aug. 1, 1995<F6> through
  Dec. 31, 1995 - Inst.         $0.56          $0.11          $0.67      $11.27

Aug. 1, 1995<F6> through
  Dec. 31, 1995 - Retail         0.55           0.11           0.66       11.27


                                       Supplemental Data and Ratios
                                       ----------------------------
                                               Ratio of   Ratio of
                                                 Net         Net
                                      Net      Expenses   Investment
                                      Assets,    to       Income to
                            Total     End of    Average    Average   Portfolio
                            Return    Period     Net         Net      Turnover
                           <F7><F8>   (000s)   Assets<F9> Assets<F9>  Rate<F12>
                           --------   ------   ---------- ----------  ---------


Aug. 1, 1995<F6> through
  Dec. 31, 1995 - Inst.     19.58%  $46,471    1.75%<F10> 14.83%<F10> 175.90%

Aug. 1, 1995<F6> through
  Dec. 31, 1995 - Retail    19.51%    6,922    2.00%<F11> 14.58%<F11> 175.90%


<F6> Commencement of operations.
<F7> Not annualized for the period ended December 31, 1995.
<F8> The total return calculation for the Retail Series of the Fund does not reflect the maximum sales charge of 4.00%.
<F9> Annualized for the period ended December 31, 1995.
<F10>Without fees waived, the ratio of net expenses to average net assets for the period ended December 31, 1995 would have been 2.35%; and the ratio of net investment income to average net assets for the period ended December 31, 1995 would have been 14.23%.
<F11>Without fees waived, the ratio of net expenses to average net assets for the period ended December 31, 1995 would have been 2.60%; and the ratio of net investment income to average net assets for the period ended December 31, 1995 would have been 13.98%.
<F12>Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.




INVESTMENT OBJECTIVE AND POLICIES

Investment Objective. The investment objective of the MicroCap Fund is capital appreciation. The Fund seeks to achieve its objective primarily through investments in securities of small companies. At least 65% of the Fund's total assets will be invested in securities of small capitalization companies (companies with capitalizations of $250 million or less at the time of purchase). Current income is not a significant consideration in the selection of securities for this Fund. Securities are selected for the Fund by the Adviser on the basis of their potential for price appreciation.


Most common equity securities held by the Fund will be common stocks of companies incorporated in the United States, although up to 25% of its total assets may be invested, either directly or through investments in American Depository Receipts, in the securities of foreign issuers. In addition to investing in common equity securities, the Fund may also acquire preferred stocks and obligations, such as bonds, debentures and notes that, in the opinion of the Adviser, present opportunities for capital appreciation. In addition, the Fund may invest in securities convertible into common stock, such as certain bonds and preferred stocks, and may invest up to 5% of its net assets in other types of securities having common stock characteristics, such as rights and warrants to purchase equity securities.


The Fund generally invests in small companies that the Adviser considers to be well managed and to have attractive fundamental financial characteristics, which include, among other factors, low debt, return on equity substantially above the market average and consistent revenue and earnings per share growth over the prior three to five years. The Adviser believes greater potential for price appreciation exists among small companies since they tend to be less widely followed by other securities analysts and thus may be more likely to be undervalued by the market. The Fund generally anticipates the median stock market capitalization of the securities it purchases will be between $50 million and $250 million and the weighted average of such securities will be between $100 million and $250 million at the time of purchase. The Fund may invest from time to time a portion of its assets, not to exceed 35% at the time of purchase, in companies with market capitalizations in excess of $250 million at the time of purchase. If the market capitalization of a company in which the Fund has invested increases above $250 million, the Fund, consistent with its investment objective, may continue to hold the security.


Securities of unseasoned companies, that is, companies with less than three years' continuous operation, which present risks considerably greater than do common stocks of more established companies, may be acquired from time to time by the Fund when the Adviser believes such investments offer possibilities of attractive capital appreciation. However, the Fund will not invest more than 5% of the value of its total assets in the securities of unseasoned companies.


Companies in which the Fund primarily invests will include those that have limited product lines, markets, or financial resources, or are dependent upon a small management group. In addition, because these stocks are not well known to the investing public, do not have significant institutional ownership, and are followed by relatively few securities analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund. Historically, small capitalization stocks have been more volatile in price than larger capitalization stocks. Among the reasons for the greater price volatility of these small company stocks are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks, the greater sensitivity of small companies to changing economic conditions and the fewer market makers and the wider spreads between quoted bid and asked prices which exist in the over-the-counter market for such stocks. Besides exhibiting greater volatility, small company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline. Investors should therefore expect that the Fund will be more volatile than, and may fluctuate independently of, broad stock market indices such as the Standard & Poor's 500 Index.


The securities in which the Fund invests will often be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the "pink sheets," and may not be traded every day or in the volume typical of trading on a national securities exchange. They may be subject to wide fluctuations in market value. The trading market for any given security may be sufficiently thin as to make it difficult for the Fund to dispose of a substantial block of such securities. The disposition by the Fund of portfolio securities to meet redemptions or otherwise may require the Fund to sell these securities at a discount from market prices or during periods when, in the Adviser's judgment, such disposition is not desirable or to make many small sales over a lengthy period of time.

The Adviser anticipates that from time to time certain industry sectors will not be represented in the Fund's portfolio while other sectors will represent a significant portion. However, the Adviser will not purchase any securities which would cause 25% or more of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry, and will not purchase securities of any issuer which would cause 10% or more of the Fund's total assets at the time of purchase to be invested in that issuer.


The Fund may sell a portfolio investment soon after its acquisition if the Adviser believes that such a disposition is consistent with attaining the investment objective of the Fund. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A high rate of portfolio turnover (over 100%) may involve correspondingly greater brokerage commission expenses and other transaction costs, which must be borne directly by the Fund and ultimately by its shareholders. High portfolio turnover may result in the realization of substantial net capital gains. To the extent short-term net capital gains are realized, distributions resulting from such gains will be ordinary income for federal income tax purposes. (See "Taxes - Federal.") The Adviser believes that portfolio turnover of the Fund will not exceed 200% per year.


The Fund may engage in short sales as further discussed below. In view of the specialized nature of its investment activities, investment in the Fund will be suitable only for those investors who are prepared to invest without concern for current income and are financially able to assume considerably more risk than the risks presented by a mutual fund that invests in companies traded on a national securities exchange or NASDAQ. The Fund's expenses in a year may exceed income. There can be no assurance that the investment objective of the Fund will be realized or that the value of the Fund's investments will not decline in value. For these reasons, the Fund should be considered as a long-term investment and not as a vehicle for seeking short-term profits and income.


OTHER INVESTMENT INFORMATION

Money Market Instruments. The Fund may hold short-term U.S. Government obligations, high quality money market instruments (i.e., rated A-1 or better by Standard and Poor's Ratings Group ("S&P") or Prime-1 by Moody's Investors Service, Inc. ("Moody's") or unrated instruments deemed by the Adviser to be of comparable quality), repurchase agreements, bank obligations and cash, pending investment, to meet anticipated redemption requests, if, in the opinion of the Adviser, other suitable securities are unavailable. The foregoing investments may include among other things commercial paper and variable amount master demand notes and corporate bonds with remaining maturities of thirteen months or less, and may be in such proportions as, in the opinion of the Adviser, existing circumstances may warrant. Variable amount master demand notes are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, the Fund may demand payment of the principal of the instrument at any time. The notes are not typically rated by credit rating agencies, but issuers of variable amount master demand notes must satisfy the same criteria as set forth above for issuers of commercial paper. If an issuer of a variable amount master demand note defaulted on its payment obligation, the Fund might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default. The Fund invests in variable amount master demand notes only when the Adviser deems the investment to involve minimal credit risk. The Fund may invest in obligations of foreign banks and foreign branches of U.S. banks. The Fund may also invest in securities issued by other investment companies. The Fund will not invest in any other Portico Fund. In addition to the advisory fees and other expenses the Fund bears directly in connection with its own operations, as a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company's advisory fees and other expenses, and such fees and other expenses will be borne indirectly by the Fund's shareholders.

Restricted Securities. The Fund will not knowingly invest more than 15% of the value of its net assets in securities that are illiquid at the time of purchase. Repurchase agreements and time deposits that do not provide for payment to the Fund within seven days, over-the-counter options, and securities that are not registered under the Securities Act of 1933 (the "Act") but may be purchased by institutional buyers under Rule 144A, are subject to this 15% limit (unless such securities are variable amount master demand notes with maturities of nine months or less or unless the Board of Directors or the Adviser, pursuant to guidelines adopted by the Board of Directors, determines that a liquid trading market exists). The Fund may invest up to 15% of the value of its net assets in securities which are not registered under the Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the Act. Any such security will not be considered illiquid so long as it is determined by the Adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in the Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.


Borrowings. The Fund may borrow money in amounts up to 25% of the value of the total assets at the time of entering into the borrowing. The Fund would borrow money to meet redemption requests prior to the settlement of securities already sold or in the process of being sold by the Fund. If the securities held by the Fund should decline in value while borrowings are outstanding, the net asset value of the Fund's outstanding shares will decline in value by proportionately more than the decline in value suffered by the Fund's securities. As a result, the Fund's share price may be subject to greater fluctuation until the borrowing is paid off.


Reverse repurchase agreements are considered to be borrowings under the Investment Company Act of 1940 (the "1940 Act"). At the time the Fund enters into a reverse repurchase agreement (an agreement under which the Fund sells portfolio securities and agrees to repurchase them at an agreed-upon date and price), it will place in a segregated custodial account U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest), and will subsequently monitor the account to insure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price of the securities it is obligated to repurchase.

When-Issued Purchases and Forward Commitments. The Fund may purchase securities on a "when-issued" or delayed delivery basis and may purchase or sell securities on a "forward commitment" basis. These transactions, which involve a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. The Fund does not accrue income until the securities delivery occurs. When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction (and therefore the value of the security) may be less favorable than the price or yield (and therefore the value of the security) available in the market when the securities delivery takes place.
The Fund's forward commitments and when-issued purchases are not expected to exceed 20% of the value of its total assets absent unusual market conditions. The Fund does not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of its investment objective.


Short Sales. The Fund may enter into short sales with respect to its equity security holdings. In a short sale transaction, the Fund borrows a security from a broker and sells it with the expectation that it will replace the security borrowed from the broker by repurchasing the same security at a lower price. These transactions may result in gains if a security's price declines, but may result in losses if a security's price does not decline.


When the Fund engages in short sales, unless the short sale is otherwise "covered" in accordance with the policies of the SEC, the Fund will be required to maintain in a segregated account an amount of cash or U.S. Government securities equal to the difference between: (a) the market value of the security sold short at the time they were sold short and (b) any cash or United States Government securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). In addition, until the Fund replaces the borrowed security, the Fund will maintain the segregated account on a daily basis at such a level that (a) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current market value of the security sold short and (b) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. Short sale transactions will be conducted so that not more than 20% of the value of the Fund's net assets at the time of entering into the short sale (exclusive of proceeds from short sales) will be, when added together, (a) in deposits collateralizing the obligation to replace securities borrowed to effect short sales, and (b) allocated to the segregated account in connection with short sales.

Foreign Securities. The Fund may invest in foreign securities. The Fund's investments in the obligations of foreign issuers may include both obligations of foreign corporations and banks, as well as obligations of foreign governments and their political subdivisions. Investments in foreign securities, whether made directly or through American Depository Receipts, involve certain inherent risks and considerations not typically associated with investing in U.S. companies, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns, changes in exchange rates of foreign currencies and the possibility of adverse changes in investment or exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Further, foreign stock markets are generally not as developed or efficient as those in the U.S., and in most foreign markets volume and liquidity are less than in the U.S. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the U.S. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of assets or diplomatic developments that could affect investment within those countries. Because of these and other factors, securities of foreign companies acquired by the Fund may be subject to greater fluctuation in price than securities of domestic companies.

Securities Lending. Although the Fund does not intend to during the current fiscal year, the Fund may lend portfolio securities.


Options. The Fund may purchase put and call options in an amount not to exceed 5% of its net assets. Such options may relate to particular securities or various stock indices and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Purchasing options is a specialized investment technique which entails a substantial risk of a complete loss of the amount paid as premiums to the writer of the option.

The Fund may purchase put options on portfolio securities at or about the same time that it purchases the underlying security or at a later time. By buying a put, the Fund limits its risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of and yield otherwise available from the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Call options may be purchased by the Fund in order to acquire the underlying security at a later date at a price that avoids any additional cost that would result from an increase in the market value of the security. A call option may also be purchased to increase the Fund's return to investors at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security. Prior to its expiration, a purchased put or call option may be sold in a "closing sale transaction" (a sale by the Fund, prior to the exercise of the option that it has purchased, of an option of the same series), and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs.

In addition, the Fund may write call options on securities and on various stock indices. The Fund may write a call option only if the option is "covered" by the Fund's holding a position in the underlying securities or otherwise, which would allow for immediate satisfaction of its obligation. Such options will be listed on a national securities exchange and the aggregate value of the Fund's assets subject to options written by the Fund will not exceed 5% of the value of its net assets during the current year. In order to close out an option position, the Fund will be required to enter into a "closing purchase transaction" (the purchase of a call option on a security or an index with the same exercise price and expiration date as the call option which it previously wrote on the same security or index).

By writing a covered call option on a security, the Fund foregoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit, and it is not able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series. Except to the extent that a written call option on an index is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of securities held by the Fund during the period the option was outstanding. The use of covered call options will not be a primary investment technique of the Fund. For additional information relating to option trading practices and related risks, see the Statement of Additional Information.


Futures Contracts and Related Options. The Adviser may determine that it would be in the interest of the Fund to purchase or sell futures contracts, or options thereon, as a hedge against changes resulting from market conditions in the value of the securities held by the Funds, or of securities which it intends to purchase, to maintain liquidity, to have fuller exposure to price movements in the respective security index or to reduce transaction costs. For example, the Fund may enter into transactions involving a stock index futures contract, which is a bilateral agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value (which assigns relative values to the common stocks included in the index) at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying bonds or stocks in the index is made. The Adviser may also determine it would be in the interest of the Fund to purchase or sell interest rate futures contracts, or options thereon, which provide for the future delivery of specified fixed-income securities. The Fund will not use futures contracts for speculative purposes.

Risks associated with the use of futures contracts include (a) imperfect correlation between the change in market values of the securities held by the Fund and the prices of stock index futures contracts, and (b) the possible lack of a liquid secondary market for futures contracts and the resulting inability of the Fund to close open futures positions. During the current fiscal year, the Fund intends to limit its transactions in futures contracts and related options so that not more than 5% of its net assets are at risk. For a more detailed description of futures contracts and futures options, including a discussion of the limitations imposed by federal tax law, see Appendix A to the Statement of Additional Information.


Convertible Securities. The Fund may invest in convertible securities, including bonds, notes and preferred stock, that may be converted into common stock either at a stated price or within a specified period of time. In investing in convertibles, the Fund is looking for the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.


During normal market conditions, no more than 5% of the Fund's net assets will be purchased or held in convertible or other securities rated below investment grade. Securities rated below investment grade are predominantly speculative and are commonly referred to as junk bonds. To the extent the Fund purchases convertibles rated below investment grade or convertibles that are not rated, a greater risk exists as to the timely repayment of the principal of, and the timely payment of interest or dividends on, such securities. Subsequent to its purchase, a rated security may cease to be rated or its rating may be reduced below a minimum rating for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the security. The Adviser will sell promptly any securities that are non-investment grade as a result of these events and that exceed 5% of the Fund's net assets.

Warrants. The Fund may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The purchase of warrants involves the risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. During normal market conditions, no more than 5% of the Fund's net assets will be invested in warrants.


PURCHASE OF SHARES

THE FUND IS CLOSED TO NEW INVESTORS AND TO ADDITIONAL SHARE PURCHASES EXCEPT FOR REINVESTMENT OF DIVIDENDS FROM THE FUND.


Shares of the Fund are offered and sold by the distributor for the Fund, B.C. Ziegler and Company (the "Distributor"), which is independent of the Adviser. The Distributor is a registered broker/dealer with offices at 215 North Main Street, West Bend, Wisconsin 53095.





Institutional Shares of the Fund are exclusively sold to and held by (a) trust, agency or custodial accounts opened through a Firstar Corporation trust department, trust company or trust affiliate; (b) employer-sponsored qualified retirement plans; and (c) all clients of FIRMCO. All other persons must purchase Retail Shares of the Fund.

THE MINIMUM INITIAL INVESTMENT FOR RETAIL SHARES IN THE FUND IS $10,000. THE MINIMUM SUBSEQUENT INVESTMENT FOR RETAIL SHARES IN THE FUND IS $100. THERE IS NO MINIMUM INITIAL OR SUBSEQUENT INVESTMENT FOR INSTITUTIONAL SHARES. THE MAXIMUM INVESTMENT IN THE FUND FOR AN INVESTOR IS $5,000,000.

HOW TO PURCHASE RETAIL SHARES

Purchase orders for Retail Shares may be placed through the transfer agent of the Fund, registered representatives of Elan Investment Services, Inc. ("Elan"), or organizations that have entered into distribution or servicing agreements with the Fund (including Elan, "Shareholder Organizations"). For a discussion of transactions through Shareholder Organizations, see "Shareholder Organizations" below.


Once each business day, two share prices of the Retail Shares are calculated for the Fund: the offering price and the net asset value (NAV). The offering price includes the sales charge, if any, which you pay when you buy shares, unless you qualify for a waiver as described below. When you buy Retail Shares at the offering price, the sales charge is deducted and the balance is invested at NAV next computed after an order with payment is received by the transfer agent. You may calculate your sales charge as follows:


                                                              Shareholder
                                                              Organization
     Amount of        Sales Charge as a  Sales Charge as    Reallowance as a
    Transaction         Percentage of     Percentage of      Percentage of
 at Offering Price     Offering Price    Net Asset Value     Offering Price
 -----------------     --------------    ---------------     --------------

Less than $50,000         4.00%              4.16%               3.50%
$50,000 to $99,999        3.00%              3.09%               2.50%
$100,000 to $249,999      2.00%              2.04%               1.50%
$250,000 or more           none               none                none

The Distributor may reallow the entire sales charge to certain Shareholder Organizations. To the extent that 90% or more of the sales charge is reallowed, Shareholder Organizations may be deemed to be underwriters under the Act.

You may purchase Retail Shares without a sales charge if: (a) you were a Portico shareholder as of January 1, 1995 and have continuously maintained a shareholder account with the Company; (b) you make any purchase within 60 days of a redemption of Portico Institutional Shares or from accounts for which Firstar Corporation or its affiliates serves in a trust, agency or custodial capacity; (c) you are an employee, director or retiree of Firstar Corporation or its affiliates or of Portico; (d) you maintain a personal trust account with an affiliate of Firstar Corporation at the time of purchase; (e) you make any purchase within 365 days of a redemption of a mutual fund on which you paid an initial sales charge or contingent deferred sales charge; (f) you are a registered investment adviser that has entered into an agreement with the Distributor to purchase shares for your own account or for discretionary client accounts; or (g) you are a spouse, parent or child of an individual who falls within the preceding categories (a), (c) or (d) above.


Quantity Discounts. You may be entitled to reduced sales charges through the Right of Accumulation or under a Letter of Intent, even if you do not make an investment of a size that would normally qualify for a quantity discount.


To qualify for a reduction of or exception to the sales charge, you must notify your Shareholder Organization or the Distributor at the time of purchase or exchange. The reduction in sales charge is subject to confirmation of your holdings through a check of records. The Fund may modify or terminate quantity discounts at any time. For more information about quantity discounts, contact your Shareholder Organization or Portico Investors Services at 1-800-982-8909.


Rights of Accumulation. A reduced sales charge applies to any purchase of Retail Shares of any Portico Fund that is sold with a sales charge (an "Eligible Fund") where an investor's then current aggregate investment is $50,000 or more. "Aggregate investment" means the total of: (a) the dollar amount of the then current purchase of shares of an Eligible Fund, and (b) the value (based on current net asset value) of previously purchased and beneficially owned shares of any Eligible Fund on which a sales charge has been paid. If, for example, an investor beneficially owns shares of one or more Eligible Funds, with an aggregate current value of $49,000 on which a sales charge has been paid and subsequently purchases shares of an Eligible Fund having a current value of $1,000, the sales charge applicable to the subsequent purchase would be reduced to 3.00% of the offering price. Similarly, each subsequent investment in Eligible Fund shares may be added to an investor's aggregate investment at the time of purchase to determine the applicable sales charge.

Letter of Intent. By signing a Letter of Intent (available from the Distributor and Shareholder Organizations), an investor becomes eligible for the reduced sales charge applicable to the total number of Eligible Fund shares purchased in a 13-month period pursuant to the terms and under the conditions set forth in the Letter of Intent. To compute the applicable sales charge, the offering price of shares of an Eligible Fund on which a sales charge has been paid, beneficially owned by an investor on the date of submission of the Letter of Intent, may be used as a credit toward completion of the Letter of Intent. However, the reduced sales charge will be applied only to new purchases.

During the term of the Letter of Intent, the Transfer Agent will hold in escrow shares equal to 5% of the amount indicated in the Letter of Intent for payment of a higher sales charge if an investor does not purchase the full amount indicated in the Letter of Intent. The escrow will be released when an investor fulfills the terms of the Letter of Intent by purchasing the specified amount. Any redemptions made during the 13-month period will be subtracted from the amount of purchases in determining whether the Letter of Intent has been completed. If total purchases qualify for a further sales charge reduction, the sales charge will be adjusted to reflect an investor's total purchases. If total purchases are less than the amount specified in the Letter of Intent an investor will be requested to remit an amount equal to the difference between the sales charge actually paid and the sales charge applicable to the total purchases. If such remittance is not received within 20 days, the transfer agent, as attorney-in-fact pursuant to the terms of the Letter of Intent and at the Distributor's direction, will redeem an appropriate number of shares held in escrow to realize the difference. Signing a Letter of Intent does not bind an investor to purchase the full amount indicated at the sales charge in effect at the time of signing, but an investor must complete the intended purchase in accordance with the terms of the Letter of Intent to obtain the reduced sales charge. To apply, an investor must indicate his or her intention to do so under a Letter of Intent at the time of purchase of Shares.

Qualification for Discounts. For purposes of applying the Rights of Accumulation and Letter of Intent privileges described above, the scale of sales charges applies to the combined purchases made by any individual and/or spouse purchasing securities for his, her or their own account, or the aggregate investments of a trustee or other fiduciary or IRA for the benefit of the persons listed above.

Purchase Orders. Investors may purchase Retail Shares of the Fund through registered representatives of Elan located at Firstar Banks ("Firstar Investment Offices", or through Elan representatives located at other financial institutions, or directly with the Fund's transfer agent. All checks must be drawn on a bank located within the United States and must be payable in U.S. dollars. Subsequent investments in an existing account in the Fund may be made at any time by sending to the address below a check or money order payable to the Fund, along with a letter stating the amount of the investment, the name of the Fund and the account number in which the investment is to be made. A $15 fee will be imposed by the Fund's transfer agent if any check used for investment in an account does not clear, and the investor involved will be responsible for any loss incurred by a Fund.


           PURCHASE ORDERS PLACED THROUGH REGISTERED REPRESENTATIVES
           ---------------------------------------------------------

                  TO OPEN AN ACCOUNT              TO ADD TO AN ACCOUNT
                  ------------------              --------------------

In Person        Complete an application at a    Bring your check to a
                 Firstar Investment Office.      Firstar Investment Office.

                 Call 1-800-982-8909 for the     Call 1-800-982-8909 for the
                 office nearest you.             office nearest you.

By Phone         Call your registered            Call your registered
                 representative or call          representative or call
                 1-800-982-8909 for the          1-800-982-8909 for the
                 office nearest you.             office nearest you.


Automatically    Call your registered            Complete a Periodic
                 representative to obtain        Investment Plan Application
                 a Periodic Investment Plan      to automatically purchase
                 Application.                    more shares.



               PURCHASE ORDERS PLACED THROUGH THE TRANSFER AGENT
               -------------------------------------------------

                  TO OPEN AN ACCOUNT              TO ADD TO AN ACCOUNT
                  ------------------              --------------------

By Mail          Complete an application and      Make your check payable to
                 mail it along with a check       Portico Funds.  Please
                 payable to Portico Funds,        include your account number
                 P.O. Box 3011                    on your check and mail it to
                 Milwaukee, WI  53201-3011.       the address on your
                                                     statement.

Overnight        Complete an application and      Make your check payable to
Delivery         deliver it along with a check    Portico Funds.  Please
                 payable to Portico Funds, 615    include your account number
                 E. Michigan St., Milwaukee,      on your check and deliver it
                 WI 53202.                        to the address at the left.

In Person        Bring your application and       Bring your check to a
                 check to a Firstar Investment    Firstar Investment Office.
                 Office.  Call 1-800-982-8909     Call 1-800-982-8909 for the
                 for the office nearest you.      office nearest you.

Automatically    Call 1-800-982-8909 to obtain    Complete a Periodic
                 a Periodic Investment Plan       Investment Plan Application
                 Application.                     to automatically purchase
                                                  more shares.

                                                  Open a ConvertiFundR account
                                                  to automatically invest
                                                  proceeds from one account to
                                                  another account of the
                                                  Portico family of funds.

By Wire          Call 1-800-228-1024 to           Ask your bank to transmit
                 arrange a wire transaction.      immediately available funds
                 Ask your bank to transmit        by wire as described at the
                 immediately available funds      left.  Please also include
                 by wire in the amount of your    your account number.
                 purchase to Firstar Bank
                 Milwaukee, N.A., ABA # 0750-
                 00022, Account # 112-952-137
                 for further credit to
                 MicroCap Fund [name/title on
                 the account].


By Phone         Call 1-800-228-1024 to           Call 1-800-228-1024 to
                 exchange from another Portico    exchange from another
                 Fund account with the same       Portico Fund account with
                 registration including name,     the same registration
                 address and taxpayer ID          including name, address and
                 number.                          taxpayer ID number.

Investors making initial investments by wire must promptly complete a Purchase Application and forward it to the Fund. REDEMPTIONS WILL NOT BE PAID UNTIL THE COMPLETED APPLICATION HAS BEEN RECEIVED BY THE TRANSFER AGENT.


If an order and payment are received by the transfer agent or Elan in proper form (as described above) before the close of regular trading hours on the New York Stock Exchange (the "Exchange"), currently 3:00 p.m. Central Time, on a business day, Fund shares will be purchased as of the determination of net asset value on that day. Purchase orders which are received after the close of regular trading hours on the Exchange, or on non-business days, and orders for which payment is not received by the close of regular trading hours on the Exchange on a business day, will be executed on the next business day after receipt of both the order and payment in proper form by the transfer agent or Elan.

The Fund will not accept payment in cash or third party checks for the purchase of shares. Federal regulations require that each investor provide a Social Security number or other certified taxpayer identification number upon opening or reopening an account. The Fund reserves the right to reject applications without such a number or an indication that a number has been applied for. If a number has been applied for, the number must be provided and certified within sixty days of the date of the application. Any accounts opened without a proper number will be subject to backup withholding and may be liquidated and distributed to the owner(s) of record on or after the first business day following the sixtieth day of investment, net of the backup withholding tax.


Certificates for shares will be issued only upon shareholder request. The Fund reserves the right to reject any purchase order. Payment for shares of the Fund in the amount of $1,000,000 or more may, at the discretion of the Adviser, be made in the form of securities that are permissible investments for the Fund. For further information see the Statement of Additional Information or contact Portico Investor Services at 1-800-982-8909 or 414-287-3710 (Milwaukee area).


HOW TO PURCHASE INSTITUTIONAL SHARES

All Institutional Share purchases are effected pursuant to a customer's account at Firstar Trust Company ("Firstar Trust") or at another chosen institution pursuant to procedures established in connection with the requirements of the account. Confirmations of share purchases and redemptions will be sent to Firstar Trust or the other institution involved. Firstar Trust and the other institutions (or their nominees) (collectively referred to as "Institutions") will normally be the holders of record of Fund shares, and will reflect their customers' beneficial ownership of shares in the account statements provided by them to their customers. The exercise of voting rights and the delivery to customers of shareholder communications from the Fund will be governed by the customers' account agreements with Firstar Trust and the other Institutions. Investors wishing to purchase shares of the Fund should contact their account representatives.


Institutional Shares are sold without a charge imposed by the Fund, although Institutions may charge fees for providing administrative or other services in connection with investments in Fund shares.


Purchase orders must be transmitted to the Fund's transfer agent by telephone (1-800-228-1024; in Milwaukee area: 414-287-3808 or by fax 414-287-3781 only if preceded by a telephone call) and will be effected by the transfer agent at its Milwaukee office. Purchase orders that are received by the transfer agent before the close of regular trading hours on the New York Stock Exchange (the "Exchange"), currently 3:00 p.m. Central Time, will be executed as of the close of regular trading hours on the Exchange, provided that payment is received by the close of business. Purchase orders that are received after the close of regular trading hours on the Exchange or on non-business days, and orders for which payment is not received by the close of regular trading hours on the Exchange on a business day, will be executed on the next business day after receipt of both the order and payment in proper form by the transfer agent.


Payment for Fund shares should be transmitted by wire in immediately available funds to:


Firstar Bank Milwaukee, N.A.
ABA #0750-00022,
Account #112-952-137
For further credit to
MicroCap Fund
[the investor's account number and the name/title of the account].

Payment may also be made by check payable to: Portico Funds, P.O. Box 3011, Milwaukee, WI 53201-3011, or delivered (via overnight delivery or in person) to 615 E. Michigan St., Milwaukee, WI 53202.


It is the responsibility of Institutions to transmit orders and payment for the purchase of shares by their customers to the transfer agent on a timely basis, in accordance with the procedures stated above.

Certificates for shares will be issued only upon the request of an Institution. The Fund reserves the right to reject any purchase order.


Payment for shares of the Fund in the amount of $1,000,000 or more may, at the discretion of the Fund, be made in the form of securities that are permissible investments for the Fund as described in this Prospectus. For further information see the Statement of Additional Information or contact Portico Investor services at 1-800-982-8909 or 414-287-3710 (Milwaukee area).

REDEMPTION OF SHARES

HOW TO REDEEM RETAIL SHARES

Redemption orders are effected at the net asset value per share next determined after receipt of the order by the transfer agent or Elan. If a redemption order is received in proper form (as described below) before the close of regular trading hours on the Exchange, currently 3:00 p.m. Central Time, on a business day, Fund shares will be redeemed as of the determination of net asset value on that day. Redemption orders which are received after the close of regular trading hours on the Exchange, or on non-business days, will be executed on the next business day. Depending upon the current net asset value of the redeemed shares at the time of redemption, the value of the shares redeemed may be more or less than the investor's cost.


Redemption Orders

                 THROUGH THE TRANSFER AGENT          THROUGH A REGISTERED
                 --------------------------             REPRESENTATIVE
                                                        --------------

By Phone         Call 1-800-228-1024 with your     Call your registered
                 account name, account number      representative or
                 and amount of redemption          1-800-982-8909.
                 (minimum $500).  Redemption
                 proceeds will only be sent to
                 a shareholder's address or
                 bank account of a commercial
                 bank located within the United
                 States as shown on the
                 transfer agent's
                 records.[Available only if
                 established on the account
                 application and if there has
                 been no change of address by
                 telephone within the preceding
                 15 days.]

By Mail,         Mail your instructions to the     Bring your instructions to
Overnight        Portico Funds, P.O. Box 3011,     your registered
Delivery or      Milwaukee, Wisconsin  53201-      representative's office or
In Person        3011, or deliver them (via        mail or deliver them to
                 overnight delivery or in          Portico Investor Services
                 person) to 615 E. Michigan        at 615 E. Michigan Street
                 St., Milwaukee, WI 53202..        Milwaukee, WI 53201-3011.
                 Include the number of shares
                 or the amount to be redeemed,
                 your shareholder account
                 number and Social Security
                 number or other taxpayer
                 identification number.  Your
                 instructions must be signed by
                 all persons required to sign
                 for transactions exactly as
                 their names appear on the
                 account.  If the redemption
                 amount exceeds $50,000, or if
                 the proceeds are to be sent
                 elsewhere than the address of
                 record, or the address of
                 record has been changed by
                 telephone within the preceding
                 15 days, each signature must
                 be guaranteed in writing by
                 either a commercial bank that
                 is a member of the FDIC, a
                 trust company, a credit union,
                 a savings association, a
                 member firm of a national
                 securities exchange or other
                 eligible guarantor
                 institution.


Automatically    Call 1-800-982-8909 for a         Call your registered
                 Systematic Withdrawal Plan        representative to
                 application ($15,000 account      establish a Systematic
                 minimum and $100 minimum per      Withdrawal Plan.
                 transaction).


Guarantees must be signed by an eligible guarantor institution and "Signature Guaranteed" must appear with the signature. If certificates have been issued, the certificates, properly endorsed or accompanied by a properly executed stock power and accompanied by signature guarantees, must be received by the transfer agent or Elan. The Fund may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. A redemption request will not be deemed to be properly received until the transfer agent or Elan receives all required documents in proper form. Purchases of additional shares concurrently with withdrawals would be disadvantageous because of the sales charge involved in the additional purchases.

The transfer agent charges a $10.00 fee for each payment made by wire of redemption proceeds, which will be deducted from the shareholder's account. The transfer agent also charges a $15.00 fee for each IRA distribution (unless it is part of a Systematic Withdrawal Plan), which will be deducted from the shareholder's account.

In order to arrange for telephone redemptions after an account has been opened or to change the bank or account designated to receive redemption proceeds, a written request must be sent to Portico Investor Services at the address listed above or contact your registered representative. The request must be signed by each shareholder of the account. Further documentation may be requested from corporations, executors, administrators, trustees and guardians.


The Fund reserves the right to refuse a telephone redemption if it believes it is advisable to do so. Procedures for redeeming shares by telephone may be modified or terminated by the Fund at any time upon notice to shareholders. During periods of substantial economic or market change, telephone redemptions may be difficult to implement. If a shareholder is unable to contact the transfer agent by telephone, shares may also be redeemed by delivering the redemption request to the transfer agent.


In an effort to prevent unauthorized or fraudulent redemption requests by telephone, Portico and the transfer agent employ reasonable procedures specified by the Fund to confirm that such instructions are genuine. Among the procedures used to determine authenticity, investors electing to redeem or exchange by telephone will be required to provide their account number. All such telephone transactions will be tape recorded and confirmed in writing to the shareholder. Portico may implement other procedures from time to time. If reasonable procedures are not implemented, Portico and/or the transfer agent may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, the shareholder is liable for any loss for unauthorized transactions.

Other Redemption Information

The Fund will make payment for redeemed shares typically within one or two business days, but no later than the seventh day after receipt by the transfer agent of a request in proper form, except as provided by the rules of the SEC. HOWEVER, IF ANY PORTION OF THE SHARES TO BE REDEEMED REPRESENTS AN INVESTMENT MADE BY CHECK, THE FUND MAY DELAY THE PAYMENT OF THE REDEMPTION PROCEEDS UNTIL THE TRANSFER AGENT IS REASONABLY SATISFIED THAT THE CHECK HAS BEEN COLLECTED, WHICH MAY TAKE TWELVE DAYS FROM THE PURCHASE DATE. This procedure does not apply to shares purchased by wire payment. An investor purchasing shares by wire must have filed a Purchase Application before any redemption requests can be paid.

The Fund imposes no charge when shares are redeemed and reserves the right to redeem an account involuntarily, upon sixty days' written notice, if redemptions cause the account's net asset value to remain at $50 or less. The Fund may also redeem shares involuntarily if it is appropriate to do so to carry out the Fund's responsibilities under the 1940 Act and, in certain cases, may make payment for redemption in securities. Investors would bear any brokerage or other transaction costs incurred in converting the securities so received to cash. See the Statement of Additional Information for examples of when such redemptions might be appropriate.


Questions concerning the proper form for redemption requests should be directed to Portico Investor Services at 1-800-228-1024 or 414-287-3808 (Milwaukee area).


HOW TO REDEEM INSTITUTIONAL SHARES

Customers who purchase Institutional Shares of the Fund through accounts at an Institution may redeem all or part of their shares in accordance with the instructions and limitations pertaining to such accounts. The procedures will vary according to the type of account and Institution involved, and customers should consult their account representatives in this regard.

Redemption orders must be transmitted by an Institution to the transfer agent in writing or by telephone in the manner described under "How to Purchase Institutional Shares." Shares are redeemed at the net asset value per share next determined after the transfer agent's receipt of the redemption order.

Payment for redeemed shares will normally be wired in federal funds on the next business day if the redemption order is received by the transfer agent before 3:00 p.m. Central Time. The Fund reserves the right, however, to delay the wiring of redemption proceeds for up to seven days after receipt of a redemption order if, in the judgment of the Adviser, an earlier payment could adversely affect the Fund. However, if any portion of the shares to be redeemed represents an investment made by check, the Fund may delay the payment of the redemption proceeds until the transfer agent is reasonably satisfied that the check has been collected, which may take twelve days from the purchase date. The transfer agent currently charges $10.00 fee for each wire payment of redemption proceeds and a $15.00 fee for each IRA distribution, which will be deducted from the shareholder's account or, at the request of an Institution, billed directly to the Institution requesting the redemption.

Portico imposes no charge when shares are redeemed. However, Institutions may charge a fee for providing administrative or other services in connection with investments in Fund shares. If a customer has agreed with a particular Institution to maintain a minimum account balance and the balance falls below that minimum, the customer may be obliged by the Institution to redeem all or part of the customer's shares in the Fund to the extent necessary to maintain the required minimum balance. Portico may also redeem shares of the Fund involuntarily or make payment for redemption in securities if it appears appropriate to do so in light of Portico's responsibilities under the 1940 Act. Investors would bear any brokerage or other transaction costs incurred in converting the securities received to cash. See the Statement of Additional Information for examples of when such redemptions might be appropriate.


It is the responsibility of Institutions to transmit redemption orders and credit their customers' accounts with the redemption proceeds on a timely basis in accordance with their agreements with the customers and to provide their customers with account statements with respect to share transactions made for the accounts.

In an effort to prevent unauthorized or fraudulent redemption requests by telephone, Portico and the transfer agent employ reasonable procedures specified by the Fund to confirm that such instructions are genuine. Among the procedures used to determine authenticity, investors electing to redeem or exchange by telephone will be required to provide their account number. All such telephone transactions will be tape recorded and confirmed in writing to the shareholder. Portico may implement other procedures from time to time. If reasonable procedures are not implemented, Portico and/or the transfer agent may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, the shareholder is liable for any loss for unauthorized transactions.


EXCHANGE OF SHARES

Except as provided in the next sentence and provided that such other shares may legally be sold in the state of the investor's residence, Retail shareholders are generally permitted to exchange their Retail Shares in a Fund (with a minimum current value of $500) for Retail Shares of other funds in the Portico family of funds without charge or commission by the Fund. A sales charge will be imposed on the exchange if the shares of the Fund being acquired have a sales charge and the shares being redeemed were purchased or otherwise acquired without a sales charge. Institutional shareholders also are generally permitted to exchange their Institutional Shares in a Fund (with a minimum current value of $500) for Institutional Shares of other funds in the Portico family of funds, provided such other shares may legally be sold in the state of the investor's residence and the investor is eligible for Institutional Shares at the time of the exchange. This exchange privilege does not apply to shares of the Institutional Money Market Fund. Telephone exchange privileges automatically apply to each shareholder of record and the representative of record unless and until the transfer agent receives written instructions from the shareholder(s) of record canceling the privilege.

Portico reserves the right to terminate indefinitely the exchange privilege of any shareholder, broker, investment adviser, agent, or account representative who requests more than four exchanges within a calendar year, whether for oneself or one's customers. Portico may determine to do so with prior notice to the shareholder, broker, investment adviser, agent, or account representative based on a consideration of both the number of exchanges the particular shareholder, broker, investment adviser, agent, or account representative has requested and the time period over which those exchange requests have been made, together with the level of expense to the funds or other adverse effects which may result from the additional exchange requests. If any portion of the shares to be exchanged represents an investment made by check, a fund may delay the acquisition of new shares in an exchange until the transfer agent is reasonably satisfied that the check has been collected, which may take twelve days from the purchase date.

Investors may find the exchange privilege useful if their investment objectives or market outlook should change after they invest in the Portico family of funds. For federal income tax purposes, an exchange of shares is a taxable event and, accordingly, a capital gain or loss may be realized by an investor. Before making an exchange request, an investor should consult a tax or other financial adviser to determine the tax consequences of a particular exchange. No exchange fee is currently imposed by Portico on exchanges. Portico reserves, however, the right to impose a charge in the future. In addition, Institutions may charge a fee for providing administrative or other services in connection with exchanges.

In order to request an exchange by telephone, a shareholder must give the account name, account number and the amount or number of shares to be exchanged. During periods of significant economic or market change, telephone exchanges may be difficult to implement. If a shareholder is unable to contact the transfer agent by telephone, shares may also be exchanged by delivering the exchange request to the transfer agent in person or by mail at the address listed above under "Redemption of Shares."

The Fund reserves the right to reject any exchange request with prior notice to a shareholder and the exchange privilege may be modified or terminated at any time. At least sixty days' notice will be given to shareholders of any material modification or termination except where notice is not required under SEC regulations, The responsibility of the Fund and its transfer agent for the authenticity of telephone exchange instructions is limited as described above under "Redemption of Shares."


SHAREHOLDER SERVICES (Retail Shareholders Only)

The services and privileges described below are available to Retail Shareholders of the Fund. These may be modified or terminated at any time upon notice to shareholders.

Shareholder Reports

Shareholders will be provided with a report showing portfolio investments and other information at least semiannually; and after the close of the Fund's fiscal year which ends June 30, with an annual report containing audited financial statements. To eliminate unnecessary duplication, only one copy of shareholder reports will be sent to shareholders with the same mailing address. Shareholders who desire a duplicate copy of shareholder reports to be mailed to their residence should call Portico Investor Services at 1-800-982-8909, or write Portico Investor Services at the address listed above.


In addition, account statements will be mailed to shareholders after each purchase, reinvestment of dividends and redemption.

Automated Teleresponse Service

Shareholders using a touch-tone telephone can access information on the Fund twenty-four hours a day, seven days a week. When calling Portico Investor Services at 1-800-228-1024, shareholders may choose to use the automated information feature or, during regular business hours (8:00 a.m. to 7:00 p.m. Central Time, Monday through Friday), speak with a Portico Investor Services representative.


The automated service provides the information most frequently requested by shareholders. After calling the 800-number, pressing "2" on their touch-tone phone, shareholders can:

1. Determine closing prices for the Fund.
2. Learn how the price of a Fund has changed from the previous day.
3. Hear daily yields for Portico money market funds.

Money market fund yields reflect fee waivers in effect, represent past performance and will vary. If fees were not waived, yields would be reduced. Past performance is no guarantee of future results. Current yield refers to income earned by a fund's investments over a 7-day period. It is then annualized and stated as a percentage of the investment. Effective yield is the same as current yield except that it assumes the income earned by an investment in a fund will be reinvested. An investment in any one of the Portico money market funds is neither insured nor guaranteed by the U.S. government nor is there any assurance the funds will be able to maintain a stable net asset value of $1.00 per share.

To speak with a Portico Investor Services representative anytime during an automated teleresponse session (during regular business hours), shareholders may press "0."

For total return information, shareholders must call Portico Investor Services at 1-800-982-8909 or 414-287-3710 (Milwaukee area).




Retirement Plans

The Fund offers individual retirement accounts and prototype defined contribution plans, including simplified employee, 401(k), 403(b), profit-sharing and money purchase pension plans ("Retirement Plans"). For details concerning Retirement Plans (including service fees), please call Portico Investors Services at 1-800-982-8909 or 414-287-3710 (Milwaukee area).


DIVIDENDS AND DISTRIBUTIONS

Dividends from the Fund's net investment income are declared and paid annually. The Fund's net realized capital gains are distributed at least annually to avoid tax to the Fund.


Dividends and distributions will reduce the net asset value of the Retail and Institutional Shares by the amount of the dividend or distribution. Dividends and distributions are automatically reinvested in additional Retail or Institutional Shares of the Fund (as applicable) on which the dividend or distribution is paid at their net asset value per share (as determined on the payable date), unless the shareholder notifies the Fund's transfer agent or registered representative, as appropriate, that dividends or capital gains distributions, or both, should be paid in cash. Cash dividends and distributions will be paid by check unless the Fund's transfer agent receives a voided check or deposit ticket to enable the dividends or distributions to be directly deposited into the shareholder's bank account. Cash dividends and distributions will be paid within five business days after the end of the month in which dividends are declared or within five business days after a redemption of all of a shareholder's shares of a Fund. Reinvested dividends and distributions receive the same tax treatment as those paid in cash.


MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors of the Portico Funds, Inc. ("Portico" or the "Company"). The Statement of Additional Information contains the name and background information regarding each Director.

Advisory Services

FIRMCO, a Wisconsin corporation and subsidiary of Firstar Corporation, a bank holding company, serves as investment adviser to the Fund. FIRMCO, with principal offices at Firstar Center, 777 East Wisconsin Avenue, 8th Floor, Milwaukee, Wisconsin 53202, has been engaged in the business of providing investment advisory services since 1986. FIRMCO currently has $15 billion in assets under active management, of which $9 billion is invested in fixed-income and money market securities and $6 billion in equity securities.

Subject to the general supervision of the Board of Directors and in accordance with the investment objective and policies of the Fund, the Adviser manages the Fund's portfolio, makes decisions with respect to and places orders for all purchases and sales of the Fund's portfolio securities, and maintains records relating to such purchases and sales. The Adviser is authorized to allocate purchase and sale orders for portfolio securities to Shareholder Organizations, including, in the case of agency transactions, Shareholder Organizations which are affiliated with the Adviser, to take into account the sale of Fund shares if the Adviser believes that the quality of the transaction and the amount of the commission are comparable to what they would be with other qualified brokerage firms.


The Adviser is entitled to receive from the Fund a fee, calculated daily and payable monthly, at the annual rate of 1.50% of the Fund's average daily net assets. The Adviser may voluntarily waive all or a portion of the advisory fee otherwise payable by the Fund from time to time. These waivers may be terminated at any time at the Adviser's discretion.


The Adviser's portfolio management services for the Fund are conducted by Joseph Docter and Mark Westman. Mr. Docter has been with Firstar since 1984 and has eleven years of investment management experience. He is a Senior Vice President and Senior Portfolio Manager of FIRMCO. Mr. Westman has been with Firstar since 1992 and has four years of investment management experience. He is a Vice President and Portfolio Manager of FIRMCO. Both Mr. Docter and Mr. Westman are Chartered Financial Analysts.

Administrative Services

Firstar Trust Company ("Firstar Trust") and B. C. Ziegler and Company ("Ziegler") serve as the Co-Administrators (the "Co-Administrators"). The Co-Administrators have agreed to provide the following administrative services for the Portico Funds: assist in maintaining office facilities for the Funds; furnish clerical and certain other services required by the Funds; compile data for and prepare notices to the SEC; prepare semiannual reports to the SEC and current shareholders and filings with state securities commissions; coordinate federal and state tax returns; monitor the arrangements pertaining to the Funds' agreements with Shareholder Organizations and Institutions; monitor the Funds' expense accruals; monitor compliance with the Funds' investment policies and limitations; and generally assist the Funds' operations. As further described in the Statement of Additional Information, certain services under the Co-Administration Agreement are provided jointly by Firstar Trust and Ziegler and other services are provided separately by either Firstar Trust or Ziegler. The Co-Administrators are entitled to receive a fee for their administrative services, computed daily and payable monthly, at the annual rate of .125% of Portico's first $2 billion of average aggregate daily net assets, plus .10% of Portico's average aggregate daily net assets in excess of $2 billion. The Co-Administrators may voluntarily waive all or a portion of their administrative fee from time to time. These waivers may be terminated at any time at the Co-Administrators' discretion.

Shareholder Organizations

Portico may enter into agreements from time to time with certain Shareholder Organizations, including affiliates of the Adviser (such as Elan), providing for certain support and/or distribution services to their customers who are the beneficial owners of Retail Shares of the Fund. Under the Service Agreements, shareholder support services, which are described more fully in the Statement of Additional Information, may include assisting investors in processing purchase, exchange and redemption requests; processing dividend and distribution payments from the Funds; providing information periodically to customers showing their positions in Retail Shares of the Funds; and providing sub-accounting with respect to Retail Shares beneficially owned by customers or the information necessary for sub-accounting. In addition, Shareholder Organizations under a Distribution and Service Agreement may provide the foregoing shareholder support services and may also provide assistance, such as the forwarding of sales literature and advertising to their customers, in connection with the distribution of Retail Shares. For their services, Shareholder Organizations may be entitled to receive fees from the Fund at annual rates of up to 0.25% of the average daily net asset value of the Retail Shares covered by their agreements.


Under the terms of their agreements with Portico, Shareholder Organizations are required to provide a schedule of any fees that they may charge to their customers relating to the investment of their assets in Retail Shares covered by the agreements. Investors should read this Prospectus in light of such fee schedules and under the terms of their Shareholder Organization's agreement with Portico. In addition, investors should contact their Shareholder Organization with respect to the availability of shareholder services and the particular Shareholder Organization's procedures for purchasing and redeeming shares. It is the responsibility of Shareholder Organizations to transmit purchase and redemption orders and record those orders in customers' accounts on a timely basis in accordance with their agreements with customers. At the request of a Shareholder Organization, the transfer agent's charge of $10.00 for each payment made by wire of redemption proceeds may be billed directly to the Shareholder Organization.

The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of underwriting securities. Accordingly, banks will be engaged under agreements with Portico only to perform the administrative and investor servicing functions described above, and will represent to Portico that in no event will the services provided by them under the agreements be primarily intended to result in the sale of Retail Shares.


Conflict-of-interest restrictions may apply to the receipt of compensation paid by Portico to a Shareholder Organization in connection with the investment of fiduciary funds in Retail Shares. Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult legal counsel before entering into agreements with Portico.

Agreements that contemplate the provision of distribution services by Shareholder Organizations are governed by a Distribution and Service Plan (the "Plan") that has been adopted by Portico pursuant to Rule 12b-1 under the 1940 Act. In the case of the Fund, no payments are made to their Distributor under the Plan. However, payments to Shareholder Organizations, including affiliates of the Adviser, under the Plan are not tied directly to their own out-of-pocket expenses and therefore may be used as they elect (for example, to defray their overhead expenses), and may exceed their direct and indirect costs.

Custodian, Transfer and Dividend Disbursing Agent, and Accounting Services
Agent

Firstar Trust, an affiliate of the Adviser, provides custodial, transfer agency, dividend disbursing agency services, and accounting services for the Fund. Total custodial, transfer agency, dividend disbursing agency, and accounting services fees paid to Firstar Trust for the first twelve months of the Fund's operations are expected to be approximately 0.22% of the Fund's average net assets. Additional information regarding the fees payable by the Fund to Firstar Trust for these services is provided in the Statement of Additional Information. Inquiries to the transfer agent may be sent to the following address: Firstar Trust Company, P.O. Box 3011, Milwaukee, WI 53201-3011.


EXPENSES

Operating expenses of the Fund include taxes, interest, fees and expenses of Directors and officers, SEC fees, state securities and qualification fees, advisory fees, administrative fees, Shareholder Organization fees (Retail Shares only), charges of the custodian and transfer agent, dividend disbursing agent and accounting services agent, certain insurance premiums, auditing and legal expenses, costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders, costs of shareholder reports and meetings and any extraordinary expenses. The Fund also pays any brokerage fees, commissions and other transactions charges (if any) incurred in connection with the purchase or sale of portfolio securities.


INVESTMENT LIMITATIONS

Except for the limitations detailed below, the investment objective and policies of the Fund described in this Prospectus are not fundamental and may be changed by the Board of Directors without the affirmative vote of the holders of a majority of the Fund's outstanding shares. If there is a change in the Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. The following descriptions summarize several of the Fund's fundamental investment limitations which are set forth in full in the Statement of Additional Information.

The Fund May Not:

1. Purchase securities of any one issuer (other than U.S. Government securities) if more than 5% of the value of its total assets will be invested in the securities of such issuer, except that up to 25% of the value of a Fund's total assets may be invested without regard to this 5% limitation.


2. Subject to the foregoing 25% exception, purchase more than 10% of the outstanding voting securities of any issuer.

3. Invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry.

4. Borrow money or enter into reverse repurchase agreements in amounts over one-third of the value of the total assets at the time of such borrowing, or mortgage, pledge or hypothecate any assets except in connection with such borrowings.

If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund's portfolio securities will not constitute a violation of such limitation.


TAXES

Federal

Portico's management intends that the Fund will qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification generally will relieve the Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with the Code.


The Fund contemplates declaring as dividends each year at least 90% of its investment company income. An investor who receives a dividend derived from investment company taxable income (which includes any excess of net short-term capital gain over net long-term capital loss) treats it as a receipt of ordinary income in the computation of his gross income, whether such dividend is paid in the form of cash or additional shares of the Fund.

Any dividend or distribution of the excess of the Fund's net long-term capital gain over its net short-term capital loss will be taxable to a shareholder of the Fund as long-term capital gain, regardless of how long the shareholder has held shares of the Fund.


Before purchasing Fund shares, the impact of dividend or capital gain distributions which are expected to be declared or have been declared but not paid, should be carefully considered. Any dividend or distribution paid by the Fund shortly after the purchase of shares of the Fund will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution. Such dividends or distributions, although in effect a return of capital to shareholders, are subject to income taxes.


The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of the dividends or gross sale proceeds paid to any shareholder
(i)who has provided either an incorrect taxpayer identification number or no number at all, (ii) who is subject to withholding by the Internal Revenue Service for failure to properly include on his return payments of interest or dividends, or (iii) who has failed, when required to do so, to certify that he is not subject to backup withholding. The Fund generally also will withhold and remit to the U.S. Treasury 10% of all distributions from individual retirement accounts (including simplified employee plans) to any investor unless the transfer agent receives a written request not to withhold federal income tax from the investor prior to the distribution date; withholding on distributions from other types of Retirement Plans may be mandatory and may be at a higher rate.

A taxable gain or loss may be realized by a shareholder upon a redemption, transfer or exchange of Fund shares, depending on the tax basis of the shares and their price at the time of such disposition.

Generally, a shareholder may include sales charges incurred upon the purchase of Retail Shares in his or her tax basis for such shares for the purpose of determining gain or loss on a redemption, transfer or exchange of shares. However, if the shareholder effects an exchange of such shares for Retail

Shares of another fund of the Company within 90 days of the purchase and is able to reduce the sales charge applicable to the new shares (by virtue of the Company's exchange privilege), the amount equal to such reduction may not be included in the tax basis of the shareholder's exchanged shares, but may be included (subject to the limitation) in the tax basis of the new shares. If a shareholder held shares for six months or less, any loss realized by the shareholder will be treated as long-term loss to the extent of any long-term capital distribution received.


The foregoing is only a brief summary of some of the important federal income tax considerations generally affecting the Fund and its shareholders, and is not intended as a substitute for careful tax planning and is based on tax laws and regulations which are in effect on the date of this Prospectus. Such laws and regulations may be changed by legislative or administrative action. Accordingly, investors in the Fund should consult their tax advisers with specific reference to their own tax situation. Shareholders will be advised at least annually as to the federal income tax consequences of dividends and distributions made each year.

State and Local

Investors are advised to consult their tax advisers concerning the application of state and local tax laws, which may have different consequences from those of the federal income tax law described above.


DESCRIPTION OF SHARES

The Company was incorporated under the laws of the State of Wisconsin on February 15, 1988 and is registered with the SEC as an open-end management company. The Articles of Incorporation authorize the Board of Directors to issue up to 150 billion full and fractional shares of common stock, $.0001 par value per share. The Company currently has 16 classes representing interests in 16 existing investment portfolios. Each class of the Funds is currently divided into two separate series, a Retail and Institutional Series representing interests in the same Fund. Of these authorized shares, 50 million shares have been classified for each of the Retail and Institutional Series discussed in this Prospectus.

Shares of each series bear their pro rata portion of all operating expenses paid by the Fund, except certain payments of up to 0.25% of the average daily net assets of the Retail Shares under the Fund's Distribution and Service Plan and Shareholder Servicing Plan applicable only to Retail Series Shares. In addition, Retail Shares, subject to certain exceptions described under Purchase of Shares above, are sold with a maximum sales charge of 4.00% with respect to the Company's equity funds and 2.00% with respect to the Company's fixed income funds. Institutional Shares are sold without a sales charge. The differences in expenses and sales charges will affect the performance of Institutional and Retail Shares. Institutional Shares are only available to (i) a trust, agency or custodial accounts opened through trust companies or trust departments affiliated with Firstar Corporation; (ii) all employer sponsored qualified retirement plans; and (iii) clients of the Adviser. Retail Shares are available to any investor who does not fall within the three preceding categories. Portico Funds offer various services and privileges in connection with Retail Shares that are not offered in connection the Institutional Shares, including a Periodic Investment Plan, ConvertiFund, and Systematic Withdrawal Plan. A salesperson and any other person or Shareholder Organization entitled to receive compensation for selling or servicing shares may receive different compensation with respect to different series of shares.


For information regarding the other funds and series, contact Portico Investor Services at 1-800-982-8909 or 414-287-3710 (Milwaukee area) or your Shareholder Organization.


Portico does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. Portico will call a meeting of shareholders for the purpose of voting upon the question of removal of a member of the Board of Directors upon written request of shareholders owning at least 10% of the outstanding shares of Portico that are entitled to vote. To the extent required by law, Portico will assist in shareholder communication in such matters.

Shareholders of each class of the Funds are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by Fund except where otherwise required by law. It is contemplated that shareholders of the Fund will vote separately on matters relating to its investment advisory agreement and any changes in its fundamental investment limitations. On any matter submitted to the vote of shareholders which only pertains to agreements, liabilities or expenses applicable to the Retail Shares but not the Institutional Shares of the Fund, only the Retail Shares will be entitled to vote. Shares of Portico have noncumulative voting rights and, accordingly, the holders of more than 50% of Portico's outstanding shares (irrespective of Fund) may elect all of the Directors. As of January 1, 1996, the Adviser and its affiliates held, on behalf of their underlying accounts, approximately 72% of Portico's shares that were outstanding on that date.


Each Retail and Institutional Share of the Fund represents an equal proportionate interest with other shares of the same series in the Fund, and is entitled to such dividends and distributions earned on its assets as are declared at the discretion of the Board of Directors. Shares of the Fund do not have preemptive rights. The Fund is classified as a diversified company under the 1940 Act.


NET ASSET VALUE AND DAYS OF OPERATION

The net asset value of each series of the Fund for purposes of pricing purchase and redemption orders is determined as of the close of regular trading hours on the Exchange, currently, 3:00 p.m. Central Time, on each day the Exchange is open for trading. As a result, shares of the Fund will not be priced on the days which the Exchange observes: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per Retail and Institutional Share is calculated by dividing the value of all securities and other assets owned by the Fund that are allocable to Retail or Institutional Shares, respectively, less the liabilities charged to the particular series by the number of the Fund's outstanding Shares of that series.

Securities which are traded on a recognized domestic stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Exchange-traded securities for which there were no transactions are valued at the current bid prices. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Restricted securities, securities for which market quotations are not readily available and other assets are valued at fair value by the Adviser under the supervision of the Board of Directors. Short-term investments having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value.


The Fund's securities may be valued based on valuations provided by an independent pricing service. These valuations are reviewed by the Adviser. If the Adviser believes that a valuation received from the service does not represent a fair value, it values the security by a method that the Board of Directors believes will determine a fair value. Any pricing service used may employ electronic data processing techniques, including a "matrix" system, to determine valuations.


PERFORMANCE CALCULATIONS

From time to time, total return data for Retail or Institutional Shares of the Fund may be quoted in advertisements or in communications to shareholders. The total return of the Fund's Retail or Institutional Shares will be calculated on an average annual (compound) total return basis, and may also be calculated on an aggregate total return basis, for various periods. Average annual total return reflects the average annual percentage change in value of an investment in Retail or Institutional shares of the Fund over the measuring period. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return assume that dividends and capital gain distributions made by the Retail and Institutional Shares of the Fund during the period are reinvested in Retail and Institutional Shares of the Fund, respectively, and that, for Retail Shares, the maximum sales charge during the period has been deducted from the investment at the time of purchase.


The Fund may advertise total return data for Retail Shares of the Fund without reflecting the sales charge if it is accompanied, in accordance with the SEC rules, by average annual total return data reflecting the maximum sales charge. Quotations which do not reflect the sales charge will, of course, be higher than quotations which do.

The total return of the Fund's Retail and Institutional Shares may be compared to those of other mutual funds with similar investment objectives and to stock, bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the total return of the Fund's Retail and Institutional Shares may be compared to data prepared by Lipper Analytical Services, Inc. In addition, the total return of the Fund's Retail and Institutional Shares may be compared to the S&P 500 Index; the NASDAQ Composite Index, an index of unmanaged groups of common stocks of domestic companies that are quoted on the National Association of Securities Quotation System; the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange; the Russell 2000 Index; the Value Line Composite Index, an unmanaged index of nearly 1,700 stocks reviewed in Ratings & Reports; and the Consumer Price Index. Total return data as reported in national financial publications, such as Money Magazine, Forbes, Barron's, Morningstar Mutual Funds, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of the Fund.


Performance quotations represent past performance, and should not be considered as representative of future results. The investment return and principal value of an investment in the Fund's Retail and Institutional Shares will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Since performance will fluctuate, performance data for the Fund cannot necessarily be used to compare an investment in the Fund's Retail and Institutional Shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Investors should remember that performance is generally a function of the kind and quality of the investments held in a portfolio, portfolio maturity, operating expenses and market conditions. Any fees charged by Shareholder Organizations directly to their customer accounts in connection with investments in the Fund will not be included in the Fund's calculations of total return and will reduce the total return received by the accounts. The methods used to compute total return are described in more detail in the Statement of Additional Information.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY ITS DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.


TO OPEN AN ACCOUNT OR REQUEST INFORMATION
-----------------------------------------
1-800-982-8909
1-414-287-3710

FOR ACCOUNT BALANCES AND INVESTOR SERVICES
------------------------------------------
1-800-228-1024
1-414-287-3808

PORTICO INVESTOR SERVICES
-------------------------
615 EAST MICHIGAN STREET
P.O. BOX 3011
MILWAUKEE, WI 53201-3011







                                 PORTICO FUNDS, INC.
                          (Retail and Institutional Series)
                                    MicroCap Fund
                                      Form N-1A
                                Cross Reference Sheet


Part B

Item No.                                               Heading
--------                                               -------


10.  Cover Page                                        Cover Page

11.  Table of Contents                                 Table of Contents

12.  General Information and History                   Inapplicable

13.  Investment Objectives and Policies                InvestmentObjective
                                                       and Policies

14.  Management of the Fund                            Management of the
                                                       Company

15.  Control Persons and Principal
     Holders of Securities                             Management of the
                                                       Company; Miscellaneous

16.  Investment Advisory and

     Other Services                                    Management of the
                                                       Company; Custodian,
                                                       Transfer Agent and
                                                       Accounting Services
                                                       Agent

17.  Brokerage Allocation and
     Other Practices                                   Management of the
                                                       Company

18.  Capital Stock and Other Securities.               Description of
                                                       Shares

19.  Purchase, Redemption and Pricing
     of Securities Being Offered                       Net Asset Value;
                                                       Additional Purchase
                                                       and Redemption
                                                       Information

20.  Tax Status                                        Additional
                                                       Information Concerning
                                                       Taxes

21.  Underwriters                                      Management of the
                                                       Company

22.  Calculation of Performance Data                   Additional
                                                       Information on
                                                       Performance

Part C

Information to be included in Part C is set forth under the appropriate Item, so numbered in Part C to this Registration Statement.






                                PORTICO FUNDS, INC.
                        Statement of Additional Information
                                      for the
                                   MicroCap Fund

                                 February 15, 1996

                                 TABLE OF CONTENTS
                                 -----------------

                                                           Page
                                                           ----

   Portico Funds ......................................       2
   Investment Objective and Policies ..................       2
   Net Asset Value ....................................      14
   Additional Purchase and Redemption Information .....      14
   Description of Shares ..............................      18
   Additional Information Concerning Taxes ............      20
   Management of the Company ..........................      21
   Custodian, Transfer Agent, Disbursing Agent and
   Accounting Services Agent ..........................      27
   Independent Accountants ............................      28
   Counsel ............................................      28
   Additional Information on Performance  .............      28
   Miscellaneous ......................................      30
   Appendix A .........................................     A-1

            This Statement of Additional Information is meant to be read in conjunction with the Portico Fund Prospectus dated, February 15,1996, for the Retail and Institutional Shares of the MicroCap Fund (the "Fund") and is incorporated by reference in its entirety into the Prospectus. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of this Fund should be made solely upon the information contained herein. Copies of the Prospectus for the Fund may be obtained by writing Portico Investor Services at 615 E. Michigan Street, P.O. Box 3011, Milwaukee, Wisconsin 53201-3011, or by calling 1-800-982-8909 or 414-287-3710
(Milwaukee area). Capitalized terms used but not defined herein have the same meanings as in the Prospectus.


SHARES OF THE FUND ARE NOT BANK DEPOSITS, AND ARE NEITHER ENDORSED BY, INSURED BY, GUARANTEED BY, OBLIGATIONS OF, NOR OTHERWISE SUPPORTED BY THE FDIC, THE FEDERAL RESERVE BOARD, FIRSTAR INVESTMENT RESEARCH & MANAGEMENT COMPANY, FIRSTAR TRUST COMPANY, FIRSTAR CORPORATION, ITS AFFILIATES OR ANY OTHER BANK, OR OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE PORTICO FUNDS INVOLVES RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL.


                              PORTICO FUNDS

       Portico Funds, Inc. (the "Company") is a Wisconsin corporation which was incorporated on February 15, 1988 as a management investment company. The Company is authorized to issue separate classes of shares of Common Stock representing interests in separate investment portfolios. Each class for the Funds is currently divided into two series, a retail and institutional series. This Statement of Additional Information pertains to Retail Series and Institutional Series Shares of the MicroCap Fund. The Company also offers other investment portfolios which are described in separate Prospectuses and Statements of Additional Information. For information concerning these other portfolios contact Portico Investor Services at 1-800-982-8909 or write to 615 East Michigan Street, Milwaukee, Wisconsin 53201-3011.

                       INVESTMENT OBJECTIVE AND POLICIES

       The investment objective of the MicroCap Fund is to seek capital appreciation through investment in securities of small sized companies, generally defined as those companies with market capitalizations below $250 million at the time of purchase. There is no assurance, however, that the Fund's investment objective will in fact be attained. The following policies supplement the Fund's investment objectives and policies as set forth in the Prospectus.



PORTFOLIO TRANSACTIONS

          Subject to the general supervision of the Board of Directors, the Adviser is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Fund.

          The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions, and the Fund may engage in short-term trading to achieve its investment objective.

          Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Unlike transactions on U.S. stock exchanges which involve the payment of negotiated brokerage commissions, transactions in foreign securities generally involve the payment of fixed brokerage commissions which are generally higher than those in the United States.

          Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Adviser will normally deal directly with dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere or as described below.

          The Fund may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when the Adviser in its sole discretion, believes such practice to be in the Fund's interests.

          The Advisory Agreement between the Company and the Adviser provides that, in executing portfolio transactions and selecting brokers or dealers, the Adviser will seek to obtain the best overall terms available. In assessing the best overall terms available for any transaction, the Adviser shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commissions, if any, both for the specific transaction and on a continuing basis. In addition, the Agreement authorizes the Adviser to cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Adviser to the Funds. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.

          Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Adviser and does not reduce the advisory fees payable to it by the Fund. The Directors will periodically review the commissions paid by the Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

          Portfolio securities will not be purchased from or sold to (and savings deposits will not be made in and repurchase and reverse repurchase agreements will not be entered into with) the Adviser and the Distributor or an affiliated person of any of them (as such term is defined in the 1940 Act) acting as principal. In addition, the Fund will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Distributor or its Adviser, or an affiliated person of any of them, is a member, except to the extent permitted by the Securities and Exchange Commission ("SEC").

          Investment decisions for the Fund are made independently from those for other investment companies and accounts advised or managed by its Adviser. Such other investment companies and accounts may also invest in the same securities as the Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other investment companies or accounts in executing transactions.

          SECURITIES LENDING. Although the Fund does not intend to during the current fiscal year, it may lend its portfolio securities with a value of up to 30% of its total assets to unaffiliated domestic broker/dealers and other institutional investors pursuant to agreements requiring that the loans be secured by collateral equal in value to at least the market value of the securities loaned in order to increase return on portfolio securities. Collateral for such loans may include cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank which meets the investment standards stated below under "Money Market Instruments," or any combination thereof. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and when, in the Adviser's judgment, the income to be earned from the loan justifies the attendant risks. When a Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the investment of the cash collateral which will be invested in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by the Fund if a material event affecting the investment is to occur.

          Securities lending arrangements with broker/dealers require that the loans be secured by collateral equal in value to at least the market value of the securities loaned. During the term of such arrangements, the Fund will maintain such value by the daily marking-to-market of the collateral.

          MONEY MARKET INSTRUMENTS. As described in the Prospectus, the Fund may invest from time to time in "money market instruments," a term that includes, among other things, bank obligations, commercial paper, variable amount master demand notes and corporate bonds with remaining maturities of thirteen months or less. However, the Fund intends to stay fully invested and therefore investments in money market instruments are expected to represent normally less than 10% of the Fund's net assets.

          Bank obligations include bankers' acceptances, negotiable certificates of deposit and nonnegotiable time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions. Although the Fund will invest in money market obligations of foreign banks or foreign branches of U.S. banks only where the Adviser determines the instrument to present minimal credit risks, such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. All investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase, and investments by the Fund in the obligations of foreign banks and foreign branches of U.S. banks will not exceed 25% of the Fund's total assets at the time of purchase. The Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its net assets.

          Investments by the Fund in commercial paper will consist of issues rated at the time A-1 and/or P-1 by Standard & Poor's, Moody's or similar rating by another nationally recognized rating agency. In addition, the Fund may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality rated instruments that may be acquired by the Fund as previously described.

          The Fund may also purchase variable amount master demand notes which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, the Fund may demand payment of the principal of the instrument at any time. The notes are not typically rated by credit rating agencies, but issuers of variable amount master demand notes must satisfy the same criteria as set forth above for issuers of commercial paper. If an issuer of a variable amount master demand note defaulted on its payment obligation, the Fund might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default. The Fund will invest in variable amount master demand notes only when the Adviser deems the investment to involve minimal credit risk.

          REPURCHASE AGREEMENTS. The Fund may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). During the term of the agreement, the Adviser will continue to monitor the creditworthiness of the seller and will require the seller to maintain the value of the securities subject to the agreement at not less than 102% of the repurchase price. Default or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying securities. The securities held subject to a repurchase agreement may have stated maturities exceeding one year, provided the repurchase agreement itself matures in less than one year.

          The repurchase price under the repurchase agreements described in the Prospectus generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by the Fund's custodian or in the Federal Reserve/Treasury book-entry system or other authorized securities depository. Repurchase agreements are considered to be loans under the 1940 Act.

          INVESTMENT COMPANIES. The Fund currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Company as a whole.

          The Fund may invest from time to time in securities issued by other investment companies which invest in high-quality, short-term debt securities. Securities of other investment companies will be acquired by the Fund within the limits prescribed by the 1940 Act. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees and such fees and other expenses will be borne indirectly by the Fund's shareholders. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

          U.S. GOVERNMENT OBLIGATIONS. Examples of the types of U.S. Government obligations that may be acquired by the Fund include U.S. Treasury bonds, notes and bills and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Maritime Administration, and Resolution Trust Corp.

          BANK OBLIGATIONS. For purposes of the Fund's investment policies with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches. The Fund's investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject the Fund to investment risks (similar to those discussed below under "American Depository Receipts") that are different in some respects from those of investments in obligations of U.S. domestic issuers. Such risks include future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest of such obligations. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping standards than those applicable to domestic branches of U.S. banks.

OTHER INVESTMENT CONSIDERATIONS

          The MicroCap Fund maintains a long-term investment horizon with respect to investments in equity securities. However, when a company's growth in earnings and valuation results in price appreciation that reaches a level which meets the Fund's established return objective, the stock is normally sold. Holdings are also sold if there has been significant deterioration in the underlying fundamentals of the securities involved since their acquisition.
Sale proceeds are either re-invested in money market instruments or in other securities which meet the Fund's investment criteria.

          The increase or decrease of cash equivalents in a Fund is primarily the residual effect of the research process. The portion of a Fund invested in cash equivalents tends to rise when the pool of acceptable securities is limited and tends to fall when the Fund's valuation screening process identifies a large number of attractive securities. Short-term forecasts for the economy and financial markets are not an important determinant of the level of cash equivalents in the Fund. The Fund does not attempt to "time" the securities market.

          WHEN-ISSUED PURCHASES, DELAYED DELIVERY AND FORWARD COMMITMENTS. When the Fund agrees to purchase securities on a when-issued or delayed delivery basis or enter into a forward commitment to purchase securities, its custodian will set aside cash or liquid high grade debt securities equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund's commitments. It may be expected that the market value of the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because the Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and ability to manage its portfolio might be affected in the event its commitments ever exceeded 25% of the value of its assets. In the case of a forward commitment to sell portfolio securities, the Fund's custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding. When-issued and forward commitment transactions involve the risk that the price obtained in a transaction (and therefore the value of a security) may be less favorable then the price (and therefore the value of a security) available in the market when the securities delivery takes place.

          The Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a capital gain or loss.

          When the Fund engages in when-issued, delayed delivery and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

          The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the net asset value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets. Fluctuations in the market value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment remains in effect.

OTHER PORTFOLIO INFORMATION

          OPTIONS TRADING. As stated in the Fund's Prospectus, the Fund may purchase put and call options. Option purchases by the Fund will not exceed 5% of its net assets. Such options may relate to particular securities or to various indices. This is a highly specialized activity which entails greater than ordinary investment risks. Regardless of how much the market price of the underlying security or index increases or decreases, the option buyer's risk is limited to the amount of the original investment for the purchase of the option. However, options may be more volatile than the underlying securities or indices, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

          A call option gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security or index at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A put option gives the purchaser the right to sell the underlying security or index at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security or index. Put and call options purchased by the Fund will be valued at the last sale price or, in the absence of such a price, at the mean between bid and asked prices.

          The Fund may also sell covered call options listed on a national securities exchange. Such options may relate to particular securities or to various indices. A call option on a security is covered if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as required are held in a segregated account by its custodian) upon conversion or exchange of other securities held by it. A call option on an index is covered if the Fund maintains with its custodian cash or cash equivalents equal to the contract value. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in cash or cash equivalents in a segregated account with its custodian.

          The Fund's obligation under a covered call option written by it may be terminated prior to the expiration date of the option by the Fund's executing a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security or index, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new option containing different terms. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered call option writer, unable to effect a closing purchase transaction, will not be able to sell an underlying security until the option expires or the underlying security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline during such period. The Fund will write an option on a particular security only if the Adviser believes that a liquid secondary market will exist on an exchange for options of the same series which will permit the Fund to make a closing purchase transaction in order to close out its position.

          When the Fund writes a covered call option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities. The amount of the liability will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the liability related to such option will be eliminated. Any gain on a covered call option on a security may be offset by a decline in the market price of the underlying security during the option period. If a covered call option on a security is exercised, the Fund may deliver the underlying security held by it or purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received, and the Fund will realize a gain or loss. Premiums from expired options written by the Fund and net gains from closing purchase transactions are treated as short-term capital gains for federal income tax purposes, and losses on closing purchase transactions are short-term capital losses.

          As noted previously, there are several risks associated with transactions in options on securities and indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and a transaction may be unsuccessful to some degree because of market behavior or unexpected events.

          FUTURES CONTRACTS AND RELATED OPTIONS. The Adviser may determine that it would be in the interest of the Fund to purchase or sell futures contracts, or options thereon, as a hedge against changes resulting from market conditions in the value of the securities held by the Fund, or of securities which it intends to purchase. For example, the Fund may enter into transactions involving an index futures contract, which is a bilateral agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value (which assigns relative values to the securities included in the index) at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.

          The Fund intends to limit its transactions in futures contracts and related options so that not more than 5% of its net assets are at risk . In connection with a futures transaction, unless the transaction is covered in accordance with SEC positions, the Fund will maintain a segregated account with its custodian or sub-custodian consisting of cash or liquid high grade debt securities equal to the entire amount at risk (less margin deposits) on a continuous basis. For a more detailed description of futures contracts and related options, including a discussion of the limitations imposed by federal tax law, see Appendix A to the Statement of Additional Information.

          AMERICAN DEPOSITORY RECEIPTS ("ADRs"). The Fund may invest in sponsored ADRs, which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in U.S. dollars; the underlying security may be denominated in a foreign currency. The underlying security may be subject to foreign government taxes which would reduce the yield on such securities. Investments in such securities also involve certain inherent risks, such as political or economic instability of the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than securities of domestic corporations. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries.

          CONVERTIBLE SECURITIES. The Fund may hold convertible securities. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

          As described in its Prospectus, the Fund may invest a portion of its assets in convertible securities that are rated below investment grade.

          WARRANTS. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. They have no voting rights, pay no dividends and have no rights with respect to the assets of the company issuing them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

          SHORT SALES. If the Fund engages in short sales, it need not segregate Fund assets if it "covers" the position. A position is "covered" if, at the time the Fund sells the security or thereafter, the Fund also owns that security or holds a call option on that security with a strike price no higher than the price at which the security was sold. For federal tax purposes, a short sale is considered consummated upon delivery of securities to close the short sale. The gains or losses realized by the Fund from short sale transactions normally will be characterized as capital gains or losses although short sales that are part of certain hedging transactions or straddles may receive different tax treatment. Special rules generally operate to prevent the use of short sales to convert short-term capital gain into long-term capital gain and long-term capital loss into short-term capital loss. As a result, these transactions may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to its shareholders and may reduce the Fund's short-term capital loss available to reduce its ordinary income. The impact of the tax consequences of short sale transactions engaged in by the Fund on distributions to shareholders will be closely monitored.


INVESTMENT LIMITATIONS

          The Fund is subject to the investment limitations enumerated in this subsection which may be changed only by a vote of the holders of a majority of the Fund's outstanding shares (as defined under "Miscellaneous" below).


     The Fund may not:

     1. Make loans, except that the Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding 30% of its total assets.

     2. Purchase securities of companies for the purpose of exercising control.

     3. Purchase or sell real estate except that the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

     4. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

     5. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except insofar as the Fund might be deemed to be an underwriter upon the disposition of portfolio securities acquired within the limitation on purchases of restricted securities and except to the extent that the purchase of securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

     6. Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities, indices of securities, futures contracts and options on futures contracts.

     7. Purchase securities on margin, make short sales of securities or maintain a short position in an amount exceeding one-third of the Fund's net assets, except that (a) this investment limitation shall not apply to a Fund's transactions in futures contracts, related options, and short sales against the box, and (b) a Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

     8. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that the Fund may, to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities and may enter into futures contracts and related options.

In addition, as summarized in the Prospectus, the Fund may not:

     9. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund or Portico Funds, Inc. ("the Company"), except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets.

     10. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided that, (a) there is no limitation with respect to instruments issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements secured by such instruments; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

     11. Borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of the total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or one-third of the value of the Fund's total assets at the time of such borrowing. In addition, as a matter of fundamental policy, the Fund may not enter into reverse repurchase agreements exceeding in the aggregate one-third of its total assets. Securities held in escrow or separate accounts in connection with the Fund's investment practices described in this Statement of Additional Information or in the Prospectus are not deemed to be pledged for purposes of this limitation.

          If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund's portfolio securities will not constitute a violation of such limitation. If due to market fluctuations or other reasons, the total assets of the Fund fall below 300% of its borrowings, the Fund will reduce its borrowings in compliance with the 1940 Act. As a matter of fundamental policy, the Fund will not purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

          In order to permit the sale of the Fund's shares in certain states, the Fund may make commitments more restrictive than the investment policies and limitations described above. Should the Fund determine that any such commitment is no longer in the best interests of the Fund, it will revoke the commitment by terminating sales of its shares in the state involved. The Fund will operate in compliance with the following further investment limitations (which are imposed pursuant to the regulations of a state) to the extent applicable to the Fund:
(1) the Fund will not purchase or sell real estate limited partnership interests, except that the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate; (2) the Fund will not invest in oil, gas or mineral exploration or development leases, except that the Fund may, to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities and may enter into futures contracts and related options; (3) the Fund will limit investments in warrants to no more than 5% of its net assets (and no more than 2% of net assets will be invested in warrants whose underlying securities are not traded on principal domestic exchanges) and (4) the Fund will not invest more than 5% of the portfolio's total assets in the securities of issuers which, together with any predecessors, have a record of less than three years continuous operation. The foregoing limitations may be changed with respect to the Fund without the approval of the shareholders of the Fund; provided, however, in such event the Fund will terminate sales of its shares in that state, if any.


                                NET ASSET VALUE

          The net asset value per share of the Fund is calculated separately for the Institutional Series and Retail Series by adding the value of all portfolio securities and other assets belonging to the Fund that are allocable to a particular series, subtracting the liabilities charged to that series, and dividing the result by the number of outstanding shares of that series. Assets belonging to the Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Company not belonging to a particular investment portfolio. The liabilities that are charged to the Fund are borne by each share of the Fund, except for certain payments under the Fund's Distribution and Service Plan and Shareholder Servicing Plan applicable only to Retail Shares. Subject to the provisions of the Articles of Incorporation, determinations by the Board of Directors as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to the Fund are conclusive.

          The value of the Fund's portfolio securities that are traded on stock exchanges outside the United States are based upon the price on the exchange as of the close of business of the exchange immediately preceding the time of valuation, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. Securities trading in over-the-counter markets in European and Pacific Basin countries is normally completed well before 3:00 P.M. Central Time. In addition, European and Pacific Basin securities trading may not take place on all business days. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which net asset value of the Fund is not calculated. The calculation of the net asset value of the Fund may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and 3:00 P.M. Central Time, and at other times, may not be reflected in the calculation of net asset value of the Fund.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

           COMPUTATION OF OFFERING PRICE OF THE FUND. An illustration of the computation of the initial offering price per share of the Retail Shares of the MicroCap Fund based on the value of its net assets and number of outstanding securities at December 31, 1995, follows:

Net Assets                              $53,393,273
Numbers of Shares Outstanding             4,736,646


Net Asset Value Per Share                    $11.27

Sales Charge, 4.00% of Offering Price         $0.47
     (4.09% of net asset value per share)     -----

Public Offering Price                        $11.74

          Retail Shares are sold with a front-end sales charge. A front-end sales charge will not be imposed on reinvested dividends or distributions. Likewise, there is no front-end sales charge (provided the status of the investment is explained at the time of investment) on purchases of Retail Shares if (a) you were a Portico shareholder as of January 1, 1995 and have continuously maintained a shareholder account with the Company; (b) you make any purchase within 60 days of a redemption of Portico Institutional Shares or from accounts for which Firstar Corporation or its affiliates serves in a trust, agency or custodial capacity; (c) you are an employee, director or retiree of Firstar Corporation or its affiliates or of Portico; (d) you maintain a personal trust account with an affiliate of Firstar Corporation at the time of purchase;
(e) you make any purchase within 60 days of a redemption of a mutual fund on which you paid an initial sales charge or contingent deferred sales charge; (f) you are a registered investment adviser that has entered into an agreement with the Distributor to purchase shares for your own account or for discretionary client accounts; or (g) you are a spouse, parent or child of an individual who falls within the preceding categories (a), (c), or (d) above. These exemptions to the imposition of a front-end sales charge are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments.


          Shareholder Organizations or Institutions may be paid by the Fund for advertising, distribution or shareholder services. Depending on the terms of the particular account, Shareholder Organizations or Institutions also may charge their customers fees for automatic investment, redemption and other services provided. Such fees may include, for example, account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income. Shareholder Organizations or Institutions are responsible for providing information concerning these services and any charges to any customer who must authorize the purchase of Fund shares prior to such purchase.


          Shares of the Fund for which a redemption order is received in proper form by the transfer agent or Elan before the close of the Exchange (currently 3:00 p.m. Central Time) on a business day will be redeemed as of the determination of net asset value on that day. Orders for a redemption received after the close of the Exchange on a business day or on a non-business day will be priced as of the determination of net asset value on the next day on which shares of the particular Fund are priced. If a shareholder requests that redemption proceeds be paid by federal funds wire, the proceeds will be wired to a correspondent member bank if the investor's designated bank is not a member of the Federal Reserve System.


          Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings;
(c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. (The Fund may also suspend or postpone the recording of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

          The Company's Articles of Incorporation permit the Fund to redeem an account involuntarily, upon sixty days' notice, if redemptions cause the account's net asset value to remain at $1,000 or less. The Fund intends to exercise this right only when the net asset value of an account remains at $50 or less because of redemptions or when an investor discontinues participation in the Periodic Investment Plan and the net asset value of the account is $50 or less.

          In addition to the situations described in the Fund's Prospectus under "Redemption of Shares," the Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectus from time to time.


          EXCHANGE PRIVILEGE. By use of the exchange privilege, shareholders authorize the transfer agent to act on telephonic or written exchange instructions from any person representing himself to be the shareholder or in some cases, the shareholder's registered representative or account representative of record, and believed by the transfer agent to be genuine. The transfer agent's records of such instructions are binding. The exchange privilege may be modified or terminated at any time upon notice to shareholders.

Exchange transactions described in paragraphs A, B, and C below will be made on the basis of the relative net asset values per share of the Funds involved in the transaction.


     A. Retail Shares of any Fund purchased with a sales charge may be exchanged without a sales charge for Retail Shares of any other Fund offered by the Company with a sales charge.

     B. Shares of any Fund offered by the Company acquired by a previous exchange transaction involving Retail Shares on which a sales charge has directly or indirectly been paid (e.g. shares purchased with a sales charge or issued in connection with an exchange involving shares that had been purchased with a sales charge) as well as additional Shares acquired through reinvestment of dividends or distributions on such Shares may be exchanged without a sales charge for Retail Shares of any other Fund offered by the Company with a sales charge. To accomplish an exchange under the provisions of this paragraph, investors must notify the transfer agent of their prior ownership of Retail Shares and their account number.

     C. Shares of any Fund offered by the Company may be exchanged without a sales charge for Shares of any other Fund of the Company that is offered without a sales charge.

     Except as stated above, a sales charge will be imposed when Shares of a Fund that were purchased or otherwise acquired without a sales charge are redeemed and the proceeds are used to purchase Retail Shares of another Fund of the Company with a sales charge.

     Shares in a Fund from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new Fund into which the shareholder is investing will be purchased at the net asset value per share next determined (plus any applicable sales charge) after acceptance of the request by the Company in accordance with the policies for accepting investments. Exchanges of Shares will be available only in states where they may legally be made.

          For federal income tax purposes, share exchanges are treated as sales on which the shareholder may realize a gain or loss, depending upon whether the value of the shares to be given up in exchange is more or less than the basis in such shares at the time of the exchange. Investors exercising the exchange privilege should request and review the Prospectus for the shares to be acquired in the exchange prior to making an exchange.

ADDITIONAL INFORMATION REGARDING SHAREHOLDER SERVICES FOR RETAIL SHARES

          The Retail Shares of the Fund offer a Periodic Investment Plan whereby a shareholder may automatically make purchases of shares of the Fund on a regular, monthly basis ($100 minimum per transaction). Under the Periodic Investment Plan, a shareholder's designated bank or other financial institution debits a preauthorized amount on the shareholder's account each month and applies the amount to the purchase of Retail Shares. The Periodic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House. No service fee is currently charged by the Fund for participation in the Periodic Investment Plan. A $15 fee will be imposed by the transfer agent if sufficient funds are not available in the shareholder's account or the shareholder's account has been closed at the time of the automatic transaction.

          The Periodic Investment Plan permits an investor to use "Dollar Cost Averaging" in making investments. Instead of trying to time market performance, a fixed dollar amount is invested in Retail Shares at predetermined intervals. This may help investors to reduce their average cost per share because the agreed upon fixed investment amount allows more Retail Shares to be purchased during periods of lower Retail Share prices and fewer Retail Shares to be purchased during periods of higher Retail Share prices. In order to be effective, Dollar Cost Averaging should usually be followed on a sustained, consistent basis. Investors should be aware, however, that Retail Shares bought using Dollar Cost Averaging are purchased without regard to their price on the day of investment or to market trends. Dollar Cost Averaging does not assure a profit and does not protect against losses in a declining market. In addition, while investors may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if an investor ultimately redeems his Retail Shares at a price which is lower than their purchase price. An investor may want to consider his financial ability to continue purchases through periods of low price levels.

          The Retail Shares of the Fund permits shareholders to effect ConvertiFundR transactions, an automated method by which a Retail shareholder may invest proceeds from one account to another account of the Retail Shares of the Portico family of funds. Such proceeds include dividend distributions, capital gain distributions and systematic withdrawals. ConvertiFundR transactions may be used to invest funds from a regular account to another regular account, from a qualified plan account to another qualified plan account, or from a qualified plan account to a regular account.


          The Retail Shares of the Fund offers shareholders a Systematic Withdrawal Plan, which allows a shareholder who owns shares of a Fund worth at least $15,000 at current net asset value at the time the shareholder initiates the Systematic Withdrawal Plan to designate that a fixed sum ($100 minimum per transaction) be distributed to the shareholder or as otherwise directed at regular intervals. Purchase of additional shares concurrently with withdrawals will be disadvantageous because of the sales charge involved in the additional purchases.



SPECIAL PROCEDURES FOR IN-KIND PAYMENTS

          Payment for shares of the Fund may, in the discretion of the Fund, be made in the form of securities that are permissible investments for the Fund as described in its Prospectus. For further information about this form of payment, contact Investor Services at 414-287-3710. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund; that the Fund receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; that adequate information be provided to the Fund concerning the basis and other tax matters relating to the securities; and that the amount of the purchase be at least $1,000,000. The Fund will consider accepting securities as consideration for shares only if such securities meet the investment objective and policies of the Fund, are acquired for investment and not for resale (although the Fund may sell such securities in response to market or Fund activity), are liquid and have a value which is readily ascertainable.

                             DESCRIPTION OF SHARES

          The Company's Articles of Incorporation authorize the Board of Directors to issue up to 150,000,000,000 full and fractional shares of common stock, $.0001 par value per share, divided into thirty classes (each, a "Class" or ""Fund"). Each Class is divided into two series designated as Institutional Series and Series A/Retail Series (each, a "eries") and, in the case of the Fund, consists of the number of shares set forth in the table below:



Class-Series of       Fund in which Stock         Number of Authorized
Common Stock          Represents Interest        Shares in Each Series
------------          -------------------        ---------------------

16-Institutional           MicroCap                    50 Million
16-A/Retail                                            50 Million


          The Board of Directors has also authorized the issuance of Classes 1 through 15 and Class 17 common stock representing interests in sixteen other separate investment portfolios which are described in separate Statements of Additional Information. The remaining authorized shares are classified into fourteen additional classes representing interests in other potential future investment portfolios of the Company. The Directors may similarly classify or reclassify any particular class of shares into one or more additional series.


          In the event of a liquidation or dissolution of the Company or the Fund, shareholders of the Fund would be entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative assets of the Company's respective investment portfolios, of any general assets not belonging to any particular portfolio which are available for distribution. Subject to the allocation of certain costs, expenses, charges and reserves attributed to the operation of a particular series as described in the Fund's Prospectus, shareholders of the Fund are entitled to participate equally in the net distributable assets of the Fund on liquidation, based on the number of shares of the Fund that are held by each shareholder.

          Shareholders of the Fund, as well as those of any other investment portfolio offered by the Company, will vote together in the aggregate and not separately on a portfolio-by-portfolio basis, except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular class or a particular series within a class. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the shareholders of each portfolio affected by the matter. A portfolio is affected by a matter unless it is clear that the interests of each portfolio in the matter are substantially identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by a majority of the outstanding shares of such portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Directors may be effectively acted upon by shareholders of the Company voting together in the aggregate without regard to particular portfolios. Similarly, on any matter submitted to the vote of shareholders which only pertains to agreements, liabilities or expenses applicable to one series of the Fund (such as the Distribution and Service Plan applicable to Retail Shares) but not the other series of the Fund, only the affected series will be entitled to vote.

          When issued for payment as described in the Fund's Prospectus and this Statement of Additional Information, shares of the Fund will be fully paid and non-assessable by the Company, except as provided in Section 180.0622(2)(b) of the Wisconsin Business Corporation Law, as amended, which in general provides for personal liability on the part of a corporation's shareholders for unpaid wages of employees. The Company does not intend to have any employees and, to that extent, the foregoing statute will be inapplicable to holders of Fund shares and will not have a material effect on the Company.

          The Articles of Incorporation authorize the Board of Directors, without shareholder approval (unless otherwise required by applicable law), to:
(a) sell and convey the assets belonging to a series of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such series to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert the assets belonging to a series of shares into money and, in connection therewith, to cause all outstanding shares of such series to be redeemed at their net asset value; or (c) combine the assets belonging to a series of shares with the assets belonging to one or more other series of shares if the Board of Directors reasonably determines that such combination will not have a material adverse effect on the shareholders of any series participating in such combination and, in connection therewith, to cause all outstanding shares of any such series to be redeemed or converted into shares of another series of shares at their net asset value.

                    ADDITIONAL INFORMATION CONCERNING TAXES

          The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Investors are advised to consult their tax advisers with specific reference to their own tax situations.

          A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income with respect to each calendar year to avoid liability for this excise tax.

          The Fund is treated as a separate tax entity under the Code. Although the Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of the Company's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities which have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.


          If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable as ordinary income to shareholders to the extent of the Fund's current and accumulated earnings and profits and would be eligible for the dividends received deduction in the case of corporate shareholders.


          The Fund will designate any distribution of the excess of net long-term capital gain over net short-term capital loss as a capital gain dividend in a written notice mailed to shareholders within 60 days after the close of the Fund's taxable year.

          Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

          The foregoing discussion is based on federal tax laws and regulations which are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action.

                           MANAGEMENT OF THE COMPANY

Directors and Officers
----------------------

          The Directors and Officers of the Company, their addresses, principal occupations during the past five years and other affiliations are as follows:

                                               Principal
                              Position with    Occupations During Past 5
Name, Address & Age           the Company      Years and Other Affiliations
-------------------           ------------     ----------------------------

James M. Wade<F13>            Chairman,        Vice President and Chief
2802 Wind Bluff Circle        President and    Financial Officer, Johnson
Wilmington, NC  28409         Treasurer        Controls, Inc. (a controls
Age: 52                                        manufacturing company)
                                               January 1987 - May 1991.

Glen R. Bomberger             Director         Executive Vice President, Chief
One Park Plaza                                 Financial Officer
11270 West Park Place                          and Director, A.O. Smith
Milwaukee, WI  53224-3690                      Corporation (a diversified
Age: 58                                        manufacturing company) since
                                               January 1987.  Director of
                                               companies affiliated with A.O.
                                               Smith Corporation; Chief
                                               Financial Officer, Director and
                                               Vice President, Smith Investment
                                               Company; Officer and Director of
                                               companies affiliated with Smith
                                               Investment Company



Jerry G. Remmel               Director         Vice President, Treasurer and
231 W. Michigan Street                         Chief Financial Officer of
Milwaukee, WI  53203                           Wisconsin Energy Corporation
Age 64                                         since 1994; Treasurer of
                                               Wisconsin Electric Power
                                               Company since 1973;
                                               Director Wisconsin
                                               Electric Power Company since
                                               1989; Senior Vice President,
                                               Wisconsin Electric Power Company
                                               1988 - 1994; Chief Financial
                                               Officer, Wisconsin Electric
                                               Power Company since 1983; Vice
                                               President and Treasurer,
                                               Wisconsin Electric Power
                                               Company, 1983 - 1989.

Richard K. Riederer           Director         President and Chief Operating
400 Three Springs Drive                        Officer of Weirton Steel
Weirton, WV 26062-4989                         since 1995; Executive Vice
Age: 51                                        President and Chief Financial
                                               Officer, Weirton Steel, January
                                               1994-1995; Vice President of
                                               Finance and Chief Financial
                                               Officer, Weirton Steel January
                                               1989-1994; Member - Board of
                                               Directors of American Iron and
                                               Steel Institute since 1995;
                                               Member - Board of Directors,
                                               National Association of
                                               Manufacturers since 1995.

Charles R. Roy<F13>           Director         Vice President - Finance, Chief
14245 Heatherwood Court                        Financial Officer and
Elm Grove, WI  53122                           Secretary, Rexnord Corporation
Age: 65                                        (an equipment manufacturing
                                               company), 1988 - 1992; Vice
                                               President - Finance and
                                               Administration, Rexnord Inc.,
                                               1982 - 1988; Officer and
                                               Director of several Rexnord
                                               subsidiaries until 1992.

Mary Ellen Stanek             Vice President   President and Chief Operating
777 East Wisconsin Avenue                      Officer, FIRMCO since 1994,
Suite 800                                      Director since 1992 and Director
of Milwaukee, WI  53202                        Fixed Income Securities since
Age: 39                                        1990.


W. Bruce McConnel, III        Secretary        Partner of the law firm of
Philadelphia National                          Drinker Biddle & Reath.
  Bank Building
1345 Chestnut Street
Philadelphia, PA  19107
Age: 52

<F13>Messrs. Wade and Roy are considered by the Company to be "interested directors" of the Company as defined in the 1940 Act.


     The following chart provides certain information about the Director fees for the Company year ended October 31, 1995 of the Company's Directors.


    NAME OF       AGGREGATE      PENSION OR       ESTIMATED         TOTAL
PERSON/POSITION  COMPENSATION    RETIREMENT        ANNUAL       COMPENSATION
---------------    FROM THE       BENEFITS      BENEFITS UPON       FROM
                   COMPANY    ACCRUED AS PART    RETIREMENT        COMPANY
                   -------        OF FUND        ----------       AND FUND
                                  EXPENSES                    COMPLEX<F14> PAID
                                  --------                      TO DIRECTORS
                                                                -------------
 James M. Wade       $15,250          $0             $0           $15,250
   President,
   Treasurer and
   Chairman of the
     Board

 Glen R. Bomberger   $12,500<F15>     $0             $0           $12,500
   Director

 Jerry G. Remmel     $12,500          $0             $0           $12,500
   Director

 Richard K. Riederer $12,500          $0             $0           $12,500

   Director

Charles R. Roy       $12,500          $0             $0           $12,500
   Director


  <F14>The "Fund Complex" includes only the Company.
  <F15>Includes $12,500 which Mr. Bomberger elected to defer under the Company's deferred compensation plan.

          Each Director receives an annual fee of $7,000, a $1,000 per meeting attendance fee and reimbursement of expenses incurred as a Director. The Chairman of the Board is entitled to receive an additional $3,000 per annum for services in such capacity. For the Company's fiscal year ended October 31, 1995, the Directors and Officers received aggregate fees of $65,250. Ms. Stanek receives no fees from the Company for her services as Vice President, although FIRMCO, of which she is President, receives fees from the Company for advisory services. Drinker Biddle & Reath, of which Mr. McConnel is a partner, receives legal fees as counsel to the Company. As of the date of this Statement of Additional Information, the Directors and Officers of the Company, as a group, owned less than 1% of the outstanding shares of the Fund.


ADVISORY SERVICES

          FIRMCO is the Investment Adviser to the Fund. In its Investment Advisory Agreement, the Adviser has agreed to pay all expenses incurred by it in connection with its advisory activities, other than the cost of securities and other investments, including brokerage commissions and other transaction charges, if any, purchased or sold for the Funds.

          The Adviser is entitled to 4/10ths of the gross income earned by the Fund on each loan of its securities, excluding capital gains or losses, if any. Pursuant to current policy of the Securities and Exchange Commission, the Adviser does not intend to receive separate compensation for securities lending activity. The Adviser has also agreed that if, in any fiscal year, the expenses borne by the Fund exceed the applicable expense limitations imposed by the securities regulations of any state in which shares of the Fund are registered or qualified for sale to the public, it will reimburse the Fund for any excess to the extent required by such regulations. To the knowledge of the Fund, of the applicable expense limitations in effect as of the date of this Statement of Additional Information, none is more restrictive than 2-1/2% of the first $30 million of a Fund's average annual net assets, 2% of the next $70 million of average annual net assets, and 1-1/2% of the remaining average annual net assets. In addition, the Adviser may also voluntarily waive additional advisory fees otherwise payable by the Fund. Certain expenses including interest, taxes, brokerage, and distribution expenses are not subject to this expense cap.

          Under its Investment Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from its reckless disregard of its duties and obligations under the Agreement.

     BANKING LAWS AND REGULATIONS. Banking laws and regulations, including the Glass-Steagall Act as presently interpreted by the Board of Governors of the Federal Reserve System, presently (a) prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities, but (b) do not prohibit such a bank holding company or affiliate or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company or from purchasing shares of such a company as agent and upon order of a customer. In 1971, the United States Supreme Court held in INVESTMENT COMPANY INSTITUTE VS. CAMP that the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act"), or any non-bank affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but did not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent and custodian to such an investment company. In 1981, the United States Supreme Court held in BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM V. INVESTMENT COMPANY INSTITUTE that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. FIRMCO and Firstar Trust Company are subject to such banking laws and regulations.

          FIRMCO and Firstar Trust Company believe that they may perform the services for the Fund contemplated by their respective agreements with the Company without violation of the Glass-Steagall Act or other applicable banking laws or regulations. These companies further believe that, if the question were properly presented, a court should hold that these companies may each perform such activities without violation of the Glass-Steagall Act or other applicable banking laws and or regulations. It should be noted, however, there have been no cases deciding whether banks and their affiliates may perform services comparable to those performed by these companies, and future changes in either federal or state statutes and regulations relating to permissible activities of banks or trust companies and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent such companies from continuing to perform such services for the Fund. If the companies were prohibited from continuing to perform advisory, accounting, shareholder servicing and custody services for the Fund, it is expected that the Board of Directors would recommend that the Fund enter into new agreements or would consider the possible termination of the Fund. Any new advisory or sub-advisory agreement would be subject to shareholder approval.

          Shares of the Fund are not bank deposits, are neither endorsed by, insured by, or guaranteed by, obligations of, nor otherwise supported by the FDIC, the Federal Reserve Board, Firstar Trust Company or FIRMCO, their affiliates or any other bank, or any other governmental agency. An investment in the Fund involves risks including possible loss of principal.

ADMINISTRATION AND DISTRIBUTION SERVICES


          Firstar Trust Company ("Firstar Trust")  and B. C. Ziegler and
Company ("Ziegler") serve as the Co-Administrators.   Under the Co-
Administration Agreement, the following administrative services will be provided jointly by the Co-Administrators: assist in maintaining office facilities; furnish clerical services and stationery and office supplies; monitor Portico Funds' arrangements with respect to services provided by Shareholder Organizations and Institutions; and generally assist in the Funds' operations. The following administrative services will be provided by Ziegler: review and comment upon the registration statement and amendments thereto prepared by Firstar Trust or counsel to Portico Funds, as requested by Firstar Trust; review and comment upon sales literature and advertising relating to the Portico Funds, as requested by Firstar Trust; assist in the administration of the marketing budget; periodically review Blue Sky registration and sales reports for the Funds; attend meetings of the Board of Directors, as requested by the Board of Directors of the Funds; and such other services as may be requested in writing and expressly agreed to by Ziegler. The following administrative services will be provided by Firstar Trust: compile data for and prepare with respect to the Fund timely Notices to the Securities and Exchange Commission required pursuant to Rule 24f-2 under the 1940 Act and Semi-Annual Reports on Form N-SAR; coordinate execution and filing by Portico Funds' of all federal and state tax returns and required tax filings other than those required to be made by Portico Funds' custodian and transfer agent; prepare compliance filings and Blue Sky registrations pursuant to state securities laws with the advice of Portico Funds' counsel; assist to the extent requested by Portico Funds with Portico Funds' preparation of Annual and Semi-Annual Reports to Fund shareholders and Registration Statements for the Funds; monitor the Fund's expense accruals and cause all appropriate expenses to be paid on proper authorization from the Fund; monitor the Fund's status as a regulated investment company under Subchapter M of the Code; maintain the Fund's fidelity bond as required by the 1940 Act; and monitor compliance with the policies and limitations of the Fund as set forth in the Prospectus, Statement of Additional Information, By-laws and Articles of Incorporation.


Each of the Co-Administrators have agreed to pay all expenses incurred by it in connection with its administrative activities. Under the Co-Administration Agreement, the Co-Administrators are not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Co-Administration Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Co-Administrators in the performance of their respective duties or from their reckless disregard of their duties and obligations under the Agreement.

          The Distributor provides distribution services for the Fund as described in the Fund's Prospectus pursuant to a Distribution Agreement with the Fund under which the Distributor, as agent, sells shares of the Fund on a continuous basis. The Distributor has agreed to use its best efforts to solicit orders for the sale of shares, although it is not obliged to sell any particular amount of shares. The Distributor causes expenses to be paid for the cost of printing and distributing prospectuses to persons who are not shareholders of the Fund (excluding preparation and printing expenses necessary for the continued registration of the Fund's shares) and of printing and distributing all sales literature.

SHAREHOLDER ORGANIZATIONS

          As stated in the Fund's Prospectus, for Retail Shares the Fund intends to enter into agreements from time to time with Shareholder Organizations providing for support and/or distribution services to customers of the Shareholder Organizations who are the beneficial owners of Retail Shares of the Fund. Under the agreements, the Fund may pay Shareholder Organizations up to 0.25% (on an annualized basis) of the average daily net asset value of Retail Shares beneficially owned by their customers. Support services provided by Shareholder Organizations under their Service Agreements or Distribution and Service Agreements may include: (i) processing dividend and distribution payments from the Fund; (ii) providing information periodically to customers showing their share positions; (iii) arranging for bank wires; (iv) responding to customer inquiries; (v) providing sub-accounting with respect to shares beneficially owned by customers or the information necessary for sub-accounting;
(vi) forwarding shareholder communications; (vii) assisting in processing share purchase, exchange and redemption requests from customers; (viii) assisting customers in changing dividend options, account designations and addresses; and
(ix) other similar services requested by the Fund. In addition, Shareholder Organizations, under the Distribution and Service Plan, may provide assistance (such as the forwarding of sales literature and advertising to their customers) in connection with the distribution of Retail Shares. All fees paid under these agreements are borne exclusively by the Fund's Retail Shares.

          The Fund's arrangements with Shareholder Organizations under the agreements are governed by two Plans (a Service Plan and a Distribution and Service Plan), which have been adopted by the Board of Directors. Because the Distribution and Service Plan contemplates the provision of services related to the distribution of Retail Shares (in addition to support services), that Plan has been adopted in accordance with Rule 12b-1 under the 1940 Act. In accordance with the Plans, the Board of Directors reviews, at least quarterly, a written report of the amounts expended in connection with the Fund's arrangements with Shareholder Organizations and the purposes for which the expenditures were made. In addition, the Fund's arrangements with Shareholder Organizations must be approved annually by a majority of the Directors, including a majority of the Directors who are not "interested persons" of the Funds as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements (the "Disinterested Directors").

          The Fund believes that there is a reasonable likelihood that its arrangements with Shareholder Organizations will benefit the holders of Retail Shares as a way of allowing Shareholder Organizations to participate with the Fund in the provision of support and distribution services to customers of the Shareholder Organization who own Retail Shares. Any material amendment to the arrangements with Shareholder Organizations under the agreements must be approved by a majority of the Board of Directors (including a majority of the Disinterested Directors), and any amendment to increase materially the costs under the Distribution and Service Plan with respect to the Fund must be approved by the holders of a majority of the outstanding Retail Shares of the Fund. So long as the Plans are in effect, the selection and nomination of the members of the Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund will be committed to the discretion of such disinterested Directors.


  CUSTODIAN, TRANSFER AGENT, DISBURSING AGENT AND ACCOUNTING SERVICES AGENT

          Firstar Trust serves as custodian of all the Fund's assets. Under the Custody Agreement, Firstar Trust has agreed to (i) maintain a separate account in the name of the Fund, (ii) make receipts and disbursements of money on behalf of the Fund, (iii) collect and receive all income and other payments and distributions on account of the Fund's portfolio investments, (iv) respond to correspondence from shareholders, security brokers and others relating to its duties and (v) make periodic reports to the Company concerning the Fund's operations. Firstar Trust may, at its own expense, open and maintain a custody account or accounts on behalf of the Fund with other banks or trust companies, provided that Firstar Trust Company shall remain liable for the performance of all of its duties under the Custody Agreement notwithstanding any delegation. For its services as custodian, Firstar Trust is entitled to receive a fee, payable quarterly, based on the annual rate of $0.20 per $1,000 of the market value of the Fund's assets. In addition, Firstar Trust, as custodian, is entitled to certain charges for securities transactions and reimbursement for expenses.

          Firstar Trust also serves as transfer agent and dividend disbursing agent for the Fund under a Shareholder Servicing Agent Agreement. As transfer and dividend disbursing agent, Firstar Trust has agreed to (i) issue and redeem shares of the Fund, (ii) make dividend and other distributions to shareholders of the Fund, (iii) respond to correspondence by Fund shareholders and others relating to its duties, (iv) maintain shareholder accounts, and (v) make periodic reports to the Fund. For its transfer agency and dividend disbursing services for the Fund, Firstar Trust is entitled to receive fees at the minimum rate of $12,000 per portfolio plus $13 per account. Also, Firstar Trust is entitled to certain other transaction charges and reimbursement for expenses.
In addition, Firstar Trust is entitled to receive, with respect to the Automatic Investment Plan, $125.00 per monthly or bi-monthly cycle for the Fund and all other investment portfolios of the Company.

          In addition, the Fund has entered into a Fund Accounting Servicing Agreement with Firstar Trust Company pursuant to which Firstar Trust has agreed to maintain the financial accounts and records of the Fund in compliance with the 1940 Act and to provide other accounting services to the Fund. For its accounting services, Firstar Trust is entitled to receive fees, payable monthly,
at the following annual rates of the market value of the Fund's assets:   --
$27,500 on the first $40 million, 1.25/100th of 1% on the next $200 million, and 6.25/1000ths of 1% on the balance, plus out-of-pocket expenses, including pricing expenses.

                            INDEPENDENT ACCOUNTANTS

          Price Waterhouse LLP, independent accountants, 100 East Wisconsin Avenue, Suite 1500, Milwaukee, Wisconsin, 53202, serve as auditors for the Company. The unaudited financial statements and notes thereto contained in the Fund's Semi-Annual Report for the period ended December 31, 1995 are incorporated herein by reference. No other part of the Semi-Annual Report is incorporated herein by reference.


                                    COUNSEL

          Drinker Biddle & Reath (of which Mr. McConnel, Secretary of the Company, is a partner), Philadelphia National Bank Building, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107, serve as counsel to the Company and will pass upon the legality of the shares offered by the Fund's Prospectus.

                     ADDITIONAL INFORMATION ON PERFORMANCE

          From time to time, the total return of the Retail Shares and Institutional Shares of the Fund may be quoted in advertisements, shareholder reports or other communications to shareholders. Performance information is generally available by calling the Portico Investor Services at 1-800-982-8909.


TOTAL RETURN CALCULATIONS

          The Fund computes "average annual total return" separately for its Retail and Institutional Shares by determining the average annual compounded rates of return during specified periods that equate the initial amount invested in a particular series to the ending redeemable value of such investment in the series. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                     ERV    1/n
               T = [(-----) - 1]
                       P

               Where:    T =  average annual total return.

                       ERV = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

                         P =  hypothetical initial payment of $1,000.

                         n = period covered by the computation, expressed in terms of years.

          The Fund computes its aggregate total returns separately for Retail and Institutional Shares, by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested in a particular series to the ending redeemable value of such investment in the series. The formula for calculating aggregate total return is as follows:

                     ERV
               T = [(-----) - 1]
                       P

          The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. In addition, the Fund's average annual total return and aggregate total return reflect the deduction of the maximum front-end sales charge in connection with the purchase of Retail Shares. The Fund may also advertise total return data without reflecting sales charges in accordance with the rules of the Securities and Exchange Commission. Quotations that do not reflect the sales charge will, of course, be higher than quotations that do reflect the sales charge.


          The aggregate total return for the period from commencement of operations to December 31, 1995 was 19.58% with respect to the Institutional Series, and 19.51% with respect to the Retail Series.

          Assuming that the Fund's maximum sales charge for Retail Shares of the Fund had been in effect, the aggregate total return for the period of commencement of operations to December 31, 1995 was 14.70%.


          The Fund may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on the Fund's investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distribution had been paid in cash. The Fund may also include discussions or illustrations of the potential investment goals of a prospective investor, investment management techniques, policies or investment suitability of the Fund, economic conditions, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of the Fund), as well as the views of the Adviser as to market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund. The Fund may also include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stocks, bonds, treasury bills and shares of the Fund. In addition, advertisement or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in the Fund. Such advertisements or communications may include symbols, headlines or other materials which highlight or summarize the information discussed in more detail therein.

                                 MISCELLANEOUS

          As used in this Statement of Additional Information and in the Fund's Prospectus, a majority of the outstanding shares of the Fund or portfolio means, with respect to the approval of an investment advisory agreement or a charge in a fundamental investment policy, the lesser of (1) 67% of the shares of the Fund or portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of the Fund or portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund or portfolio.


          As of January 1, 1996 the Adviser and its affiliates held of record substantially all of the outstanding shares of each of the Company's investment portfolios as agent, custodian, trustee or investment adviser on behalf of their customers.

          At such date, Firstar Trust Company, P.O. Box 2054, Milwaukee, Wisconsin 53201, and its affiliated banks held as beneficial owner five percent or more of the outstanding shares of the following investment portfolios of the Company because they possessed sole voting or investment power with respect to such shares: Money Market Fund (2%), Institutional Money Market Fund (83%); Tax-Exempt Money Market Fund (54%); U.S. Treasury Money Market Fund (51%); U.S. Government Money Market Fund (66%); Growth and Income Fund (69%); Short-Term Bond Market Fund (63%); Special Growth Fund (67%); Bond IMMDEX/TM Fund (84%); Equity Index Fund (79%); Balanced Fund (79%); Intermediate Bond Market Fund (79%); MidCore Growth Fund (86%); Tax-Exempt Intermediate Bond Fund (68%); International Equity Fund (95%); and MicroCap Fund (85%). At such date, no other person was known by the Company to hold of record or beneficially 5% or more of the outstanding shares of any investment portfolio of the Company.


 APPENDIX A
                                   ----------

                       ADDITIONAL INFORMATION CONCERNING
                          FUTURES AND RELATED OPTIONS

      As stated in the Prospectus, the Fund may enter into futures contracts and options for hedging purposes, to maintain liquidity, to have fuller exposure to price movements in a security index or to reduce transaction costs. Such transactions are described in this Appendix. During the current fiscal year, the Fund intends to limit its transactions in futures contracts and options so that not more than 5% of its total assets are at risk. Furthermore, in no event would the Fund purchase or sell futures contracts, or related options thereon if, immediately thereafter, the aggregate initial margin that is required to be posted by the Fund under the rules of the exchange on which the futures contract (or futures option) is traded, plus any premiums paid by the Fund on its open futures options positions, exceeds 5% of the Fund's total assets, after taking into account any unrealized profits and unrealized losses on the Fund's open contracts and excluding the amount that a futures option is "in-the-money" at the time of purchase (an option to buy a futures contract is "in-the-money" if the value of the contract that is subject to the option exceeds the exercise price; and option to sell a futures contract is "in-the-money"if the exercise price exceeds the value of the contract that is subject of the option.)

I.   Index Futures Contracts.
     -----------------------

     A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks included. Some stock index futures contracts are based on broad market indexes, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indexes, such as the Standard & Poor's 100 or indexes based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

      The MicroCap Fund will sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. The Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Fund may purchase index futures contracts in anticipation of purchases of securities and to keep substantially all of its assets exposed to market. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

      In addition, the Fund may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that the Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. The Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

      The following are examples of transactions in stock index futures (net of commissions and premiums, if any).

               ANTICIPATORY PURCHASE HEDGE:  Buy the Future Hedge
                  Objective:  Protect Against Increasing Price

            Portfolio                              Futures
            ---------                              -------


                                            -Day Hedge is Placed-

   Anticipate Buying $62,500            Buying 1 Index Futures at 125

        Equity Portfolio              Value of Futures=$62,500/Contract

                                            -Day Hedge is Lifted-

   Buy Equity Portfolio with             Sell 1 Index Futures at 130
     Actual Cost = $65,000           Value of Futures = $65,000/Contract

Increase in Purchase Price = $2,500        Gain on Futures = $2,500

                  HEDGING A STOCK PORTFOLIO:  Sell the Future
                  Hedge Objective:  Protect Against Declining
                             Value of the Portfolio

Factors:

Value of Stock Portfolio = $1,000,000
Value of Futures Contract = 125 x $500 = $62,500
Portfolio Beta Relative to the Index = 1.0

           Portfolio                               Futures
           ---------                               -------

                                            -Day Hedge is Placed-

 Anticipate Selling $1,000,000           Sell 16 Index Futures at 125
        Equity Portfolio                Value of Futures = $1,000,000

                                            -Day Hedge is Lifted-

     Equity Portfolio - Own              Buy 16 Index Futures at 120
  Stock with Value = $960,000            Value of Futures = $960,000
Loss in Portfolio Value = $40,000         Gain on Futures = $40,000

If however, the market moved in the opposite direction, that is, market value decreased and the Fund had entered into an anticipatory purchase hedge, or market value increased and the fund had hedged its stock portfolio, the results of the Fund's transactions in stock index futures would be as set forth below.

            Portfolio                  Futures
            ---------                  -------

                                            -Day Hedge is Placed-

   Anticipate Buying $62,500            Buying 1 Index Futures at 125

        Equity Portfolio              Value of Futures=$62,500/Contract


           Portfolio                               Futures
           ---------                               -------

                                            -Day Hedge is Lifted-

   Buy Equity Portfolio with             Sell 1 Index Futures at 120
     Actual Cost - $60,000           Value of Futures = $60,000/Contract
Decrease in Purchase Price = $2,500        Loss on Futures = $2,500


                  HEDGING A STOCK PORTFOLIO:  Sell the Future
                  Hedge Objective:  Protect Against Declining
                             Value of the Portfolio

Factors:

Value of Stock Portfolio = $1,000,000
Value of Futures Contract = 125 x $500 = $62,500
Portfolio Beta Relative to the Index = 1.0

           Portfolio                               Futures
           ---------                               -------

                                            -Day Hedge is Placed-

 Anticipate Selling $1,000,000           Sell 16 Index Futures at 125
        Equity Portfolio                Value of Futures = $1,000,000

                                            -Day Hedge is Lifted-

     Equity Portfolio - Own              Buy 16 Index Futures at 130
 Stock with Value = $1,040,000          Value of Futures = $1,040,000
Loss in Portfolio Value = $40,000         Gain on Futures = $40,000


II.  Margin Payments.
     ---------------

      Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, in accordance with the terms of the exchange on which such futures contract is traded, the Fund may be required to deposit with the broker or in a segregated account with the Fund's custodian an amount of cash or cash equivalents, the value of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying security or index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking to the market. For example, when the Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

III. Risks of Transactions in Futures Contracts.
     ------------------------------------------

      There are several risks in connection with the use of futures by a Fund as a hedging devise. One risk arises because of the imperfect correlation between movements in the price of the future and movements in the price of the securities which are the subject of the hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Fund involved will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by the Adviser. Conversely, the Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser. It is also possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held by the Fund may decline. If this occurred, the Fund would lose money on the future and also experience a decline in value in its portfolio securities.

      Where futures are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

      In instances involving the purchase of futures contracts by the Fund, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund's custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

      In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser may still not result in a successful hedging transaction over a short time frame.

      Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract and thus provide an offset on a futures contract.

      Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits"established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions.

      Successful use of futures by the Fund is also subject to the Adviser's ability to predict correctly movements in the direction of the market. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

IV.  Options on Futures Contracts.
     ----------------------------

      The Fund may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

      Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). Although permitted by its fundamental investment policies, the Fund does not currently intend to write futures options, and will not do so in the future absent any necessary regulatory approvals.

V.   Accounting and Tax Treatment.
     ----------------------------

      Accounting for futures contracts and options will be in accordance with generally accepted accounting principles.

      Generally, futures contracts held by the Fund at the close of the Fund's taxable year will be treated for federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "marking-to-market." Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and 60% of such gain or loss will be treated as long-term capital gain or loss without regard to the length of time the Fund holds the futures contract ("the 40%-60% rule'). The amount of any capital gain or loss actually realized by the Fund in a subsequent sale or other disposition of those futures contracts will be adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale of the contracts. With respect to futures contracts to sell, which will be regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by the Fund, losses as to such contracts to sell will be subject to certain loss deferral rules which limit the amount of loss currently deductible on either part of the straddle to the amount thereof which exceeds the unrecognized gain (if any) with respect to the other part of the straddle, and to certain wash sales regulations. Under short sales rules, which will also be applicable, the holding period of the securities forming part of the straddle will (if they have not been held for the long-term holding period) be deemed not to begin prior to termination of the straddle. With respect to certain futures contracts, deductions for interest and carrying charges will not be allowed. Notwithstanding the rules described above, with respect to futures contracts to sell which are properly identified as such, the Fund may make an election which will exempt (in whole or in part) those identified futures contracts from being treated for federal income tax purposes as sold on the last business day of the Fund's taxable year, but gains and losses will be subject to such short sales, wash sales, loss deferral rules and the requirement to capitalize interest and carrying charges. Under temporary regulations, the Fund would be allowed (in lieu of the foregoing) to elect to either (1) to offset gains or losses from portions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, the 40%-60% rule will apply to the net gain or loss attributable to the futures contracts, but in the case of a mixed straddle account election, not more than 50% of any net gain may be treated as long-term and no more than 40% of any net loss may be treated as short-term. Options on futures contracts generally receive federal tax treatment similar to that described above.

      Special rules govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option or similar financial instrument. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and nonequity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to-market rules unless an election is made to have such currency rules apply.
 With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. The Fund may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the Fund and which are not part of a straddle. In accordance with Treasury regulations, certain transactions subject to the special currency rules that are part of a "Section 988 hedging transactions"(as defined in the Code and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. "Section 988 hedging transactions" are not subject to the marking-to-market or loss deferral rules under the Code. It is possible that some of the non-U.S. dollar denominated investments that the Fund may make will be subject to the special currency rules described above. Gain or loss attributable to the foreign currency component of transactions engaged in by the Fund which are not subject to the special currency rules (such as foreign equity investment other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.

      Qualification as a regulated investment company under the code requires that the Fund satisfy certain requirements with respect to the source of its income during a taxable year. At least 90% of the gross income of the Fund must be derived from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to the Fund's business of investing in such stock, securities or currencies. The Treasury Department may by regulation exclude from qualifying income foreign currency gains which are not directly related to the Fund's principal business of investment in stock or securities, or options and futures with respect to stock or securities. Any income derived by the Fund from a partnership or trust is treated for this purpose as derived with respect to the Fund's business of investment in stock, securities or currencies only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

      An additional requirement for qualification as a regulated investment company under the Code is that less than 30% of the Fund's gross income must be derived from gains realized on the sale or other disposition of the following investments held for less than three months: (1) stock and securities (as defined in section 2(a)(36) of the 1940 Act); (2) options, futures and forward contracts other than those on foreign currencies; and (3) foreign currencies (and options, futures and forward contracts on foreign currencies) that are not directly related to the Fund's principal business of investment in stock and securities (and options and futures with respect to stock and securities).
 With respect to futures contracts and other financial instruments subject to the marking-to-market rules, the Internal Revenue Service has ruled in private letter rulings that a gain realized from such a futures contract or financial instrument will be treated as being derived from a security held for three months or more (regardless of the actual period for which the contract or instrument is held) if the gain arises as a result of a constructive sale under the marking-to-market rules, and will be treated as being derived from a security held for less than three months only if the contract or instrument is terminated (or transferred) during the taxable year (other than by reason of marking-to-market) and less than three months have elapsed between the date the contract or instrument is acquired and the termination date. In determining whether the 30% test is met for a taxable year, increases and decreases in the value of the Fund's futures contracts and other investments that qualify as part of a "designated hedge," as defined in the Code, may be netted.